Execution Version

CHUGACH ELECTRIC ASSOCIATION, INC.

$800,000,000

$275,000,000 2.38 % FIRST MORTGAGE BONDS, 2020 SERIES A, TRANCHE A
DUE OCTOBER 30, 2039

$525,000,000 2.91% FIRST MORTGAGE BONDS, 2020 SERIES A, TRANCHE B
DUE OCTOBER 30, 2050

_____________

BOND PURCHASE AGREEMENT

_____________

DATED OCTOBER 26, 2020

bond purchase agreement 4845-4143-1469 v13.docx

4312641

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4153-2836-7138.12

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SCHEDULE A	—	Information Relating to Purchasers
SCHEDULE B	—	Defined Terms
SCHEDULE 4.11	—	Collateral Filings
SCHEDULE 5.3	—	Disclosure Documents
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.7	—	Governmental Authorizations
SCHEDULE 5.15(a)	—	Existing Indebtedness
SCHEDULE 5.15(b)	—	Restrictions on Indebtedness
SCHEDULE 5.18(d)	—	Excludable Property
EXHIBIT A	—	Eighth Supplemental Indenture
EXHIBIT 4.4(a)(i)	—	Form of Opinion of the General Counsel of the Company
EXHIBIT 4.4(a)(ii)	—	Form of Opinion of Alaska Counsel to the Company
EXHIBIT 4.4(a)(iii)	—	Form of Opinion of Special Counsel to the Company
EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Purchasers
EXHIBIT 14.2	—	Form of U.S. Tax Compliance Certificate

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CHUGACH ELECTRIC ASSOCIATION, INC.
5601 ELECTRON DRIVE

ANCHORAGE, ALASKA 99518

$800, 000,000

$275,000,000 2.38% FIRST MORTGAGE BONDS, 2020 SERIES A, TRANCHE A
DUE OCTOBER 30, 2039

$525,000,000 2.91% FIRST MORTGAGE BONDS, 2020 SERIES A, TRANCHE B
DUE OCTOBER 30, 2050

OCTOBER 26, 2020

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE A HERETO:

Ladies and Gentlemen:

CHUGACH ELECTRIC ASSOCIATION, INC., an Alaska electric cooperative (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.AUTHORIZATION OF 2020 SERIES A BONDS.

The Company will authorize the issue and sale of (i) $275,000,000 aggregate principal amount of its 2.38%  First Mortgage Bonds, 2020 Series A, Tranche A due October 30, 2039 (the “Tranche A Bonds”) and (ii) $525,000,000 aggregate principal amount of its 2.91%  First Mortgage Bonds, 2020 Series A, Tranche B due October 30, 2050 (the “Tranche B Bonds,” and together with the Tranche A Bonds, the “2020 Series A Bonds”).  The 2020 Series A Bonds will be issued under and secured by the Second Amended and Restated Indenture of Trust dated as of January 20, 2011 (the “Second Amended and Restated Indenture of Trust”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as previously amended and supplemented by the First Supplemental Indenture dated as of January 20, 2011 (the “First Supplemental Indenture”), the Second Supplemental Indenture dated as of September 30, 2011 (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated as of January 5, 2012 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture dated as of February 3, 2015 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture dated as of June 30, 2016 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture dated as of March 17, 2017 (the “Sixth Supplemental Indenture”) and the Seventh Supplement Indenture dated as of May 15, 2019 (the “Seventh Supplemental Indenture”), which Second Amended and Restated Indenture of Trust, as so previously amended and supplemented, shall be further amended and supplemented by an Eighth Supplemental Indenture that will be substantially in the form attached hereto as Exhibit A, with such changes therein, if any, as shall be approved by the Purchasers and the Company (the “Eighth Supplemental Indenture”).  The

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Second Amended and Restated Indenture of Trust, as previously amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental and as further amended and supplemented from time to time, including by the Eighth Supplemental Indenture, is hereinafter referred to as the “Indenture.”

Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.  Terms used herein but not defined herein shall have the meanings set forth in the Indenture.

SECTION 2.SALE AND PURCHASE OF 2020 SERIES A BONDS.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, 2020 Series A Bonds of the tranche and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non performance of any obligation by any other Purchaser hereunder.

SECTION 3.CLOSING.

The sale and purchase of the 2020 Series A Bonds to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe, Chicago, IL, at 10:00 a.m., Chicago time, at a closing (the “Closing”) on October 26, 2020,  or on such other Business Day thereafter on or prior to October 30, 2020 as may be agreed upon by the Company and the Purchasers.  At the Closing the Company will deliver to Chapman and Cutler LLP the 2020 Series A Bonds to be purchased by such Purchaser in the form of a single 2020 Series A Bond of each tranche of the 2020 Series A Bonds being purchased by such Purchaser (or such greater number of 2020 Series A Bonds of the appropriate maturity in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Trustee or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Trustee to be held as 2020 Deposited Cash and Trust Funds under the Indenture to U.S. Bank National Association, ABA# #091‐000‐022, Credit: U.S. Bank Corporate Trust/AC #180121167365, Reference: Purchaser Name/Chugach Electric.  If at the Closing the Company shall fail to tender such 2020 Series A Bonds to Chapman and Cutler LLP to hold for the Purchasers as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.  The Company’s obligation to issue and sell to each Purchaser the Bonds to be sold to such Purchaser is subject to fulfillment, at Closing, of the condition set forth in Section 4.6.

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

SECTION 4.CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the 2020 Series A Bonds to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.Representations and Warranties.  The representations and warranties of the Company in the Financing Agreements shall be correct when made and at the time of the Closing.

Section 4.2.Performance; No Default.  The Company shall have performed and complied with all agreements and conditions contained in the Financing Agreements required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the 2020 Series A Bonds (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

Section 4.3.Compliance Certificates.

(a)Officer’s Certificates.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying (i) that the conditions specified in Section 4 of this Agreement have been fulfilled, (ii) an attached true, complete and correct copy of the Indenture, and (iii) attached true, complete and correct copies of all certificates and opinions delivered to the Trustee under the Indenture in connection with the issuance of the 2020 Series A Bonds under the Indenture.

(b)Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate of its Secretary, Assistant Secretary, or other officer authorized by the Company to make such certification, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Financing Agreements.

(c)Secretary’s Certificate of the Trustee. The Trustee shall have delivered to such Purchaser a certificate of a corporate trust officer, dated the date of the Closing, certifying as to the resolutions attached thereto and the authorization, execution and delivery of the Indenture and Bonds.

Section 4.4.Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (i) the General Counsel of the Company, (ii) Stinson LLP,  Alaska counsel for the Company, and (iii) Orrick, Herrington & Sutcliffe LLP, special counsel to the Company, covering the matters set forth in Exhibits 4.4(a)(i),  4.4(a)(ii) and 4.4(a)(iii), respectively, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby authorizes its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.Purchase Permitted by Applicable Law.  On the date of the Closing such Purchaser’s purchase of 2020 Series A Bonds shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.Sale of Other Bonds.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the 2020 Series A Bonds to be purchased by it at the Closing as specified in Schedule A.

Section 4.7.Payment of Special Counsel Fees.  Without limiting the provisions of Section 12.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least three Business Days prior to the Closing.

Section 4.8.Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each tranche of the 2020 Series A Bonds.

Section 4.9.Changes in Corporate Structure.  The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.Funding Instructions.  At least five (5) Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by an authorized representative of the Trustee on letterhead of the Trustee confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the relevant tranche of 2020 Series A Bonds is to be deposited.  Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Trustee, to elect to deliver a micro deposit (less than $51.00) to the account identified in the written instructions no later than two (2)  Business Days prior to Closing.  If a Purchaser delivers a micro deposit, an authorized representative of the Trustee must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to Closing.  The Trustee

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the 2020 Series A Bonds.

 Section 4.11.Recording and Filing of the Supplemental Indentures.   The Company shall have caused (a) the Eighth Supplemental Indenture to have been recorded or filed at or prior to the Closing in such manner and in all places in which recording is necessary to preserve and protect the lien of the Indenture upon any of the properties of the Company specifically described therein as subject to the lien of the Indenture, and which are described in Schedule 4.11, (b) all financing statements under the UCC, if any, with respect to the personal property described in the granting clauses of the Indenture to have been filed in all places necessary to perfect and protect the security interest granted by the Indenture to the extent such security can be perfected by the filing of appropriate financing statements, and which are described in Schedule 4.11 (all such recordations and filings as provided in clauses (a) and (b) of this Section 4.11 being referred to as the “Collateral Filings”)  and (c) all taxes, fees and other charges payable in connection with the execution, delivery and filing of the Eighth Supplemental Indenture to have been paid in full.

Section 4.12.Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.13.Documents Required by Indenture; Basis for Authentication.  The Company shall have furnished to the Trustee the resolutions, certificates, instruments, opinions and cash, if any, required to be delivered prior to or upon the issuance of the Bonds pursuant to the provisions of the Indenture.  The Company shall have requested the Trustee to, and the Trustee shall have, authenticated the Bonds pursuant to Article 5 of the Indenture.  The Company shall have complied with all other conditions with respect to the issuance and authentication of the Bonds imposed by the Indenture.

Section 4.14.Regulatory Approval.  Prior to the Closing, such Purchaser and its special counsel shall have received evidence, including, without limitation, an opinion of counsel, in form and substance satisfactory to such Purchaser and its special counsel, demonstrating that all approvals and authorizations of (a) the Federal Energy Regulatory Commission under the Federal Power Act and (b) the Regulatory Commission of Alaska under the laws of the State of Alaska which are required to be obtained in connection with the issuance of the Bonds, and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Financing Agreements and the Acquisition have been duly obtained, validly issued and are in full force and effect and final, and all periods for appeal and rehearing by third parties have expired and all conditions contained in such approvals and authorizations which are to be fulfilled on or prior to the issuance of the Bonds have been fulfilled.

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Section 4.15.Consents Under Existing Debt Agreements.  The Company shall have obtained all consents required under its existing debt agreements in connection with the Company’s incurrence of the Indebtedness under the Financing Agreements and the Acquisition.

Section 4.16.Acceptance of Appointment to Receive Service of Process.    Such Purchaser shall have received evidence of the acceptance by C T Corporation System of the appointment and designation provided for by Section 20.8(b) (and the payment of all fees in respect thereof for the period from the date of the Closing to a date not earlier than the third anniversary date of the Closing).

SECTION 5.REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1.Organization; Power and Authority.  The Company is an electric cooperative duly organized, validly existing and in good standing under the laws of the State of Alaska.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Agreements and to perform the provisions hereof and thereof.

Section 5.2.Authorization.  The Financing Agreements and the Asset Purchase and Sale Agreement dated as of December 28, 2018 between the Company and the Municipality of Anchorage, Alaska, in respect of the Acquisition (as amended from time to time, the “Acquisition Agreement” have been duly authorized by all necessary corporate action on the part of the Company, and the Financing Agreements and the Acquisition Agreement constitute, and upon execution and delivery thereof the 2020 Series A Bonds will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.Disclosure.   This Agreement and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to September 22, 2020 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;  provided that, (a) with respect to financial estimates, projected financial information, forecasts and other forward‑looking information, the Company represents and warrants only that such information, when taken as a whole, was prepared in good faith based upon assumptions believed by the Company to be reasonable at the time of preparation and at the time such was made available to Purchasers; it being understood that (i) such projections are not to be viewed as facts, (ii) such

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

projections are subject to significant uncertainties and contingencies, many of which are beyond the Company’s control, (iii) no assurance can be given that any particular projections will be realized and (iv) actual results during the period or periods covered by any such projections may differ significantly from the projected results and such differences may be material and (b) no representation or warranty is made with respect to information of a general economic or general industry nature.  Except as disclosed in the Disclosure Documents, since December 31, 2019, there has been no change in the financial condition, operations, business, or properties of the Company except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 5.4.No Subsidiaries.  The Company has no Subsidiaries.

Section 5.5.Financial Statements; Material Liabilities.  The Company has delivered to each Purchaser copies of the financial statements of the Company listed on Schedule 5.5.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the financial position of the Company as of the respective dates specified in such Schedule and the results of its operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year‑end adjustments).  The Company does not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6.Compliance with Laws, Other Instruments.  The execution, delivery and performance by the Company of the Financing Agreements will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien, other than the Lien created under the Indenture, in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by‑laws, or any other Material agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (b) conflict with or result in a breach of, in any material respect, any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

Section 5.7.Governmental Authorizations.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of the Financing Agreements other than the Collateral Filings contemplated by Section 4.11 and such other consents, notices, actions or filings as may be required to be obtained, given, or accomplished after the date hereof.

Section 5.8.Litigation; Observance of Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any property of the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

(b)The Company is not in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9.Taxes.  The Company has filed all Material income tax returns that are required to have been filed in any jurisdiction, and has paid all Material taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP.  The federal income tax liabilities of the Company have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2016.

Section 5.10.Title to Property; Leases.  The Company has good and sufficient title to its Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens (other than the Lien created by the Indenture) prohibited by this Agreement or the Indenture.  All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.Licenses, Permits, Etc.  The Company owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12.Compliance with ERISA.  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to “employee benefit plans” (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

as would not be reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

(b)The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $7,000,000 in the case of any single Plan and by more than $7,000,000 in the aggregate for all Plans.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715‑60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company is not Material.

(e)The execution and delivery of this Agreement and the issuance and sale of the 2020 Series A Bonds hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)‑(D) of the Code.  The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the 2020 Series A Bonds to be purchased by such Purchaser.

(f)The Company and its Subsidiaries do not have any Non‑U.S. Plans.

Section 5.13.Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the 2020 Series A Bonds or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and fifty (50) other Institutional Investors, each of which has been offered the 2020 Series A Bonds at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the 2020 Series A Bonds to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.Use of Proceeds; Margin Regulations.  The Company will direct the Trustee to hold the proceeds of the sale of the 2020 Series A Bonds as Deposited Cash and Trust Monies under the Indenture and to apply such proceeds in accordance with the Eighth Supplemental Indenture.    No part of the proceeds from the sale of the 2020 Series A Bonds

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 0.5% of the value of the assets of the Company and the Company does not have any present intention that margin stock will constitute more than 0.5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.Existing Indebtedness.  (a) Except as described therein or the financial statements listed on Schedule 5.5, Schedule 5.15(a) sets forth a complete and correct list of all outstanding Indebtedness of the Company with a principal amount outstanding in excess of $1,000,000 as of June 30, 2020 (including, except with respect to trade payables incurred in the ordinary course of business and not exceeding $5,000,000 in the aggregate, a description of the obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Indebtedness of the Company.  The Company is not in default and no waiver of default is currently in effect in the payment of any principal or interest on any such Indebtedness of the Company and no event or condition exists with respect to any such Indebtedness of the Company the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)Other than the Financing Agreements, the Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15(b).

Section 5.16.Foreign Assets Control Regulations.  (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws or Anti‑Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws or Anti‑Corruption Laws.

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

(c)No part of the proceeds from the sale of the 2020 Series A Bonds hereunder:

(i)constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti‑Money Laundering Laws; or

(iii)will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti‑Corruption Laws.

(d)The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to seek to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti‑Money Laundering Laws and Anti‑Corruption Laws.

Section 5.17.Status under Certain Statutes.  The Company is not subject to regulation (a) under the Investment Company Act of 1940, as amended, (b) under the Public Utility Holding Company Act of 2005, as amended, (c) under the ICC Termination Act of 1995, as amended, or (d) as a “public utility” under the Federal Power Act, as amended.

Section 5.18.Lien of Indenture.  (a) The Indenture constitutes a valid first priority Lien upon all of the properties and assets of the Company specifically or generally described or referred to in the Indenture as being subject to the Lien thereof, subject only to the exceptions referred to or permitted in the Indenture, and creates a first priority Lien upon all properties and assets acquired by the Company after the date hereof which are required to be subjected to the Lien of the Indenture, when acquired by the Company, subject only to the exceptions referred to or permitted in the Indenture and subject, further, as to real property, to the recordation of a supplement to the Indenture describing such after‑acquired property (provided no intervening Liens shall have been filed or recorded against such property prior to the filing or recording of such supplement).  The descriptions of all such properties and assets contained in the granting clauses of, and exhibits to, the Indenture are correct and adequate for the purposes of the Indenture.

(b)Contemporaneously with, or prior to, the Closing, (i) the Eighth Supplemental Indenture will be duly executed and delivered and will be duly filed or recorded as a supplemental indenture of mortgage of real estate, and any required filings with respect to personal property and fixtures subject to the Lien of the Indenture will be duly made in each place in which such recording or filing is required to protect, preserve and perfect the Lien of the

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Indenture, and (ii) all taxes and recording and filing fees required to be paid with respect to the execution and delivery of the Eighth Supplemental Indenture, the filing of financing statements related thereto, if any, and similar documents and the issuance of the 2020 Series A Bonds thereunder will be paid by the Company.

(c)At all times prior to and after the recording of the Eighth Supplemental Indenture as provided in Section 5.18(b), the 2020 Series A Bonds, when executed by the Company, authenticated and delivered by the Trustee and issued by the Company to the Purchasers will be the legal, valid and binding obligations of the Company enforceable in accordance with their terms and the terms of the Indenture and entitled to the benefits of and secured by the Lien of the Indenture equally and ratably with all other Outstanding Secured Obligations.

(d)As of the date hereof, the Company has no “Excludable Property” as defined in the Indenture, other than the property listed in Schedule 5.18(d).

Section 5.19.Filings.  No action, including any filings, registration or notice, is necessary in Alaska, or any other jurisdictions to ensure the legality, validity, enforceability, priority or perfection of the Financing Agreements except for the Collateral Filings set forth in Schedule 4.11, which will be filed or recorded on or prior to the date of Closing.  No other action, including any filing, registration or notice, is necessary in Alaska, or any other jurisdiction to establish or protect for the benefit of the Trustee and the holders of 2020 Series A Bonds, the security interest and Liens purported to be created under the Indenture and the other Financing Agreements, except in each case for the Collateral Filings and the filing of continuation statements with respect to any Collateral Filing at the time and in the manner provided under applicable law.

SECTION 6.REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.Purchase for Investment.  Each Purchaser severally represents that it is an institutional “accredited investor” within the meaning of Rule 501 of the Securities Act and is purchasing the 2020 Series A Bonds for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the 2020 Series A Bonds have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the 2020 Series A Bonds.

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Section 6.2.Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the 2020 Series A Bonds to be purchased by such Purchaser hereunder:

(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95‑60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95‑60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)    the Source is either (i) an “insurance company pooled separate account,” (within the meaning of PTE 90‑1) or (ii) a “bank collective investment fund” (within the meaning of the PTE 91‑38) and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84‑14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans

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established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 5% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or

(e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96‑23 (the “INHAM Exemption”)) managed by an “in‑house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)    the Source is a governmental plan; or

(g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)    the Source does not include “assets” of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.INFORMATION AS TO COMPANY.

Section 7.1.Financial and Business Information.  The Company shall deliver to each holder of 2020 Series A Bonds that is an Institutional Investor:

(a)Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10‑Q (the “Form 10‑Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)consolidated statements of income and changes in cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

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setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year‑end adjustments;

(b)Annual Statements — within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10 K (the “Form 10 K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i)a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii)consolidated statements of income, changes in patronage capital and membership fees and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10‑K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a‑3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), and provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑K if it shall have timely made Electronic Delivery thereof;

(c)SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company with the SEC or any Subsidiary;

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(d)Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or

(iv)receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non‑U.S. Plans;

(f)Supplemental Indentures — promptly, and in any event not less than five Business Days after the execution and delivery thereof, a copy of any indenture supplemental to the Indenture that the Company from time to time may hereafter execute and deliver which amends the Indenture in any respect;

(g)Notices from Governmental Authority — promptly, and in any event within 30 days after receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

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(h)Certain Notices Under the Indenture — true, correct and complete copies of any notices required to be delivered by the Company to such holder pursuant to the terms and provisions of the Indenture; and

(i)Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10‑Q and Form 10‑K, if any) or relating to the ability of the Company to perform its obligations under any Financing Agreement as from time to time may be reasonably requested by such holder of 2020 Series A Bonds after a Default that is continuing.

All information required to be delivered by the Company pursuant to Section 7.1(a)‑(c) shall be deemed to have been furnished if the Company shall have timely made the same available on the its website at www.chugachelectric.com and, substantially concurrently therewith (except in the case of the delivery of forms 10‑K and 10‑Q and any financial statements or other information contained therein, as to which no separate notification shall be necessary if such information has been posted on the Company’s website within the deadlines specified in Section 7.1(a) and Section 7.1(b)), shall have notified each holder of 2020 Series A Bonds that such information has been posted on its website and such information is fully accessible (such availability and notice thereof being referred to as “Electronic Delivery”), provided, that if any holder of 2020 Series A Bonds is unable to access the Company’s website or download and print the posted information the Company agrees to provide such holder with paper or electronic copies of such information required to be furnished pursuant to Section 7.1(a)‑(c) promptly following notice (and thereafter so long as such notice remains in effect) from such holder.

Section 7.2.Officer’s Certificate.   Each set of financial statements delivered to a holder of 2020 Series A Bonds pursuant to Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of 2020 Series A Bonds):

(a)Covenant Compliance — (i) the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 14.14 and 14.15 of the Indenture during the annual period covered by the statements then being furnished and (ii) to the extent the Company issued Additional Obligations (as defined in the Indenture) under the Indenture during the period covered by the statements being furnished, any calculations that the Company provided to the Trustee (as defined in the Indenture) to show compliance with the Indenture in connection with the issuance of the Additional Obligations (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and of the Indenture and has made, or caused to be

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made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3.Visitation.  The Company shall permit the representatives of each holder of 2020 Series A Bonds that is an Institutional Investor:

(a)No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing (but no Investor shall have the right to make such a request more frequently than once in any 12‑month period); and

(b)Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their books of account and other relevant records, reports and documents, to make copies or extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries if a Default or Event of Default then exists), all at such times and as often as may be reasonably requested in writing.

SECTION 8.AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the 2020 Series A Bonds are outstanding:

Section 8.1.Compliance with Law.  Without limiting Section 9.2, the Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA PATRIOT Act and Environmental Laws and the other laws and regulations that are referenced in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non‑compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

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Section 8.2.Insurance.  The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co‑insurance and self‑insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 8.3.Maintenance of Properties.  The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear or immaterial casualties or condemnations), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 8.4.Payment of Taxes.  The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 8.5.Corporate Existence.  The Company will at all times preserve and keep in full force and effect its corporate existence.  The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a wholly owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 8.6.Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

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SECTION 9.NEGATIVE COVENANTS.

The Company covenants that so long as any of the 2020 Series A Bonds are outstanding:

Section 9.1.Transactions with Affiliates.  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s‑length transaction with a Person not an Affiliate.

Section 9.2.Line of Business.  The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

Section 9.3.Terrorism Sanctions Regulations.    The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the 2020 Series A Bonds) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

SECTION 10.REGISTRATION; EXCHANGE; SUBSTITUTION OF 2020 SERIES A BONDS.

The registration, exchange, replacement and transfer of the 2020 Series A Bonds, if any, shall be subject to the terms and provisions of the Indenture.

SECTION 11.PAYMENTS ON 2020 SERIES A BONDS.

The 2020 Series A Bonds shall be subject to optional and mandatory redemption as provided the Eighth Supplemental Indenture.  So long as any Purchaser or its nominee shall be the holder of any 2020 Series A Bond, and notwithstanding anything contained in the Indenture or in such 2020 Series A Bond to the contrary, the Company will pay all sums becoming due on such 2020 Series A Bond for principal, make‑whole amount or premium, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such 2020 Series A Bond or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or

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redemption in full of any 2020 Series A Bond, such Purchaser shall surrender such 2020 Series A Bond for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to the Indenture.  Prior to any sale or other disposition of any 2020 Series A Bond held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such 2020 Series A Bond to the Company in exchange for a new 2020 Series A Bond or 2020 Series A Bonds of the same maturity pursuant to Section 3.7 of the Indenture.  The Company will afford the benefits of this Section 11 to any Institutional Investor that is the direct or indirect transferee of any 2020 Series A Bond purchased by a Purchaser under this Agreement and that has made the same agreement relating to such 2020 Series A Bond as the Purchasers have made in this Section 11.

SECTION 12.EXPENSES.

Section 12.1.Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a 2020 Series A Bond in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of any Financing Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation:  (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under any Financing Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any Financing Agreement, or by reason of being a holder of any 2020 Series A Bond, (b) the reasonable costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work‑out or restructuring of the transactions contemplated  by any Financing Agreement and (c) the costs and expenses incurred in connection with the initial filing of any Financing Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,000 per tranche.  The Company will pay, and will save each Purchaser and each other holder of a 2020 Series A Bond harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the 2020 Series A Bonds).

Section 12.2.Survival.  The obligations of the Company under this Section 12 will survive the payment or transfer of any 2020 Series A Bond, the enforcement, amendment or waiver of any provision of any Financing Agreement, and the termination of any Financing Agreement.

SECTION 13.SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of the Financing Agreements, the purchase or transfer by any Purchaser of any

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2020 Series A Bond or portion thereof or interest therein and the payment of any 2020 Series A Bond, and may be relied upon by any subsequent holder of a 2020 Series A Bond, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a 2020 Series A Bond.  All statements contained in any certificate or other instrument required to be delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, the Financing Agreements embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 14.AMENDMENT AND WAIVER.

Section 14.1.Requirements.  This Agreement and the Bonds may be amended, and the observance of any term hereof or of the Bonds may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 19 hereof or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each 2020 Series A Bond at the time outstanding affected thereby, (i) change the percentage of the principal amount of the 2020 Series A Bonds the holders of which are required to consent to any such amendment or waiver or (ii) amend any of Sections 14 or 18.

Section 14.2.Solicitation of Holders of 2020 Series A Bonds.

(a)Solicitation. The Company will provide each holder of the 2020 Series A Bonds (irrespective of the amount of 2020 Series A Bonds then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the 2020 Series A Bonds or Eighth Supplemental Indenture.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 14 or Section 1.4 of the Indenture to each holder of outstanding 2020 Series A Bonds promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of 2020 Series A Bonds.

(b)Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of 2020 Series A Bonds as consideration for or as an inducement to the entering into by any holder of 2020 Series A Bonds of any waiver or amendment of any of the terms and provisions hereof or of the Indenture unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of 2020 Series A Bonds then outstanding even if such holder did not consent to such waiver or amendment.  Except as otherwise required by applicable law, the Company agrees that it will not withhold from any applicable payment to be made to a holder of a 2020 Series A Bond that is not a United States

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Person any tax levied by the United States so long as such holder shall have delivered to the Company (in such number of copies as shall be requested) on or about the date on which such holder becomes a holder under this Agreement (and from time to time thereafter upon the reasonable request of the Company), two original executed copies of IRS Form W-8BEN, IRS Form W-8-ECI or IRS Form W-8BEN-E , as applicable, as well as the applicable “U.S. Tax Compliance Certificate” substantially in the form attached as Exhibit 14.2, in both cases correctly completed and executed and validly claiming a complete exemption from U.S. federal withholding tax with respect to such payment. Each holder agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so.

(c)Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 14.2 by the holder of any 2020 Series A Bond that has transferred or has agreed to transfer such 2020 Series A Bond to the (i) Company, (ii) any Subsidiary or any other Affiliate or (iii) or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent,  such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of 2020 Series A Bonds that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 14.3.Binding Effect. Any amendment or waiver applicable to this Agreement or the Eighth Supplemental Indenture consented to as provided in this Section 14 applies equally to all holders of 2020 Series A Bonds and is binding upon them and upon each future holder of any 2020 Series A Bond and upon the Company without regard to whether such 2020 Series A Bond has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any 2020 Series A Bond nor any delay in exercising any rights hereunder or under any 2020 Series A Bond shall operate as a waiver of any rights of any holder of such 2020 Series A Bond.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 14.4. 2020 Series A Bonds Held by Company. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of 2020 Series A Bonds then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Indenture or the 2020 Series A Bonds, or have directed the taking of any action provided herein or in the 2020 Series A Bonds to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of 2020 Series A Bonds then outstanding, 2020 Series A Bonds directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

SECTION 15.NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)if to any other holder of any 2020 Series A Bond, to such holder at such address as such other holder shall have specified to the Company in writing,

(iii)if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each 2020 Series A Bond in writing, or

(iv)if to the Trustee, to the Trustee at the address specified in the Indenture or at such other address as the Trustee shall have specified to the holder of each Bond in writing.

Notices under this Section 15 will be deemed given only when actually received.

SECTION 16.INDEMNIFICATION.

The Company hereby agrees to indemnify and hold the Purchasers harmless from, against and in respect of any and all loss, liability and expense (including reasonable attorneys’ fees) arising from any misrepresentation or nonfulfillment of any undertaking on the part of the Company under this Agreement.  The indemnification obligations of the Company under this Section 16 shall survive the execution and delivery of this Agreement, the delivery of the 2020 Series A Bonds to the Purchasers and the consummation of the transactions contemplated herein.

SECTION 17.REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the 2020 Series A Bonds themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 17 shall not prohibit the Company or any other holder of 2020 Series A Bonds from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 18.CONFIDENTIAL INFORMATION.

For the purposes of this Section 18, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with the procedures adopted by such Purchaser in good faith to protect its own confidential information and confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its affiliates and its and their respective directors, trustees, officers, employees (legal and contractual), agents, and attorneys (collectively, the “Related Persons”) (to the extent such disclosure reasonably relates to the administration of the investment represented by its 2020 Series A Bonds), (ii) its auditors, financial advisors, investment advisers and other professional advisors and in the case of any Purchaser or holder that is a Related Fund, to its investors and partners and their Related Person, in each case under this clause (ii), who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 18, (iii) any other holder of any 2020 Series A Bond, (iv) any Institutional Investor to which it sells or offers to sell such 2020 Series A Bond or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 18), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 18), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party (provided that such litigation is related to such Purchaser’s investment in the Bonds) or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s 2020 Series A Bonds and this Agreement.  Each holder of a 2020 Series A Bond, by its acceptance of a 2020 Series A Bond,

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 14 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a 2020 Series A Bond of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 18.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a 2020 Series A Bond is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 18, this Section 18 shall not be amended thereby and, as between such Purchaser or such holder and the Company, the provisions of this Section 18 shall, subject to compliance with applicable law, supersede any such other confidentiality undertaking.

SECTION 19.SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the 2020 Series A Bonds that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 19), shall be deemed to refer to such Affiliate in lieu of such original Purchaser.  In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the 2020 Series A Bonds then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser”  in this Agreement (other than in this Section 19), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the 2020 Series A Bonds under this Agreement.

SECTION 20.MISCELLANEOUS.

Section 20.1.Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a 2020 Series A Bond) whether so expressed or not.

Section 20.2.Payments Due on Non‑Business Days.  Anything in this Agreement or the Bonds to the contrary notwithstanding, any payment of principal of or Make‑Whole Amount or interest on any Bond that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Bond is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 20.3.Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made using numbers prepared in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP.

For purposes of determining compliance with the financial covenants contained in the Financing Agreements, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825‑10‑25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 20.4.Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 20.5.Construction.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the 2020 Series A Bonds, shall also include any such bonds issued in substitution therefor pursuant to the Financing Agreements, (b) subject to Section 20.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 20.6.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 20.7.Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice‑of‑law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 20.8.Jurisdiction and Process; Waiver of Jury Trial.  (a) The Company irrevocably submits to the non‑exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Financing Agreements or the 2020 Series A Bonds.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 20.8 brought in any such court shall be conclusive and binding upon it subject to rights of appeal or rehearing, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. The Company hereby irrevocably appoints C T Corporation System, with offices as of the date of this Agreement at 28 Liberty Street, New York, New York 10005, as its authorized agent for service of process in relation to any action, suit or proceeding of the nature referred to in Section 20.8(a).  The Company consents to process being served by or on behalf of any holder of a 2020 Series A Bond with respect to any such any action, suit or proceeding by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested to C T Corporation System at the address noted above.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.  The Company further agrees that any failure of C T Corporation System to give notice to the Company of any such service

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

shall not impair or affect the validity of such service of any judgment rendered in any such action, suit or proceeding.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(c)Nothing in this Section 20.8 shall affect the right of any holder of a 2020 Series A Bond to serve process in any manner permitted by law, or limit any right that the holders of any of the 2020 Series A Bonds may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE 2020 SERIES A BONDS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

CHUGACH ELECTRIC ASSOCIATION, INC.
By	/s/ Sherri L. Highers
	Name:	Sherri L. Highers
	Its:	Executive Vice President
Finance and Administration
and Chief Financial Officer

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By	/s/ Paula Z. Kramp
	Name:	PAULA Z. KRAMP
	Its:	ASSISTANT SECRETARY TREASURER

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

COBANK, ACB
By	/s/ Jared Greene
	Name:	Jared Greene
	Title:	Assistant Corporate Secretary

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
By AIG Asset Management (U.S.), LLC, as Investment Adviser
By	/s/ John H. Pollock
	Name:	John H. Pollock
	Title:	Managing Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

METROPOLITAN TOWER LIFE INSURANCE COMPANY
By MetLife Investment Management, LLC, Its Investment Manager
METLIFE INSURANCE K.K.
By MetLife Investment Management, LLC, its investment manager
AMERICAN FIDELITY ASSURANCE COMPANY
By MetLife Investment Management, LLC, Its Investment Manager
BRIGHTHOUSE LIFE INSURANCE COMPANY
By MetLife Investment Management, LLC, Its Investment Manager
NEW YORK MARINE AND GENERAL INSURANCE COMPANY
By MetLife Investment Management, LLC, Its Investment Manager
By	/s/ John Willis
	Name:	John Willis
	Title:	Authorized Signatory

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser
By	/s/ Elisabeth A. Perenick
	Name:	Elisabeth A. Perenick
	Title:	Managing Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
By: Voya Investment Management LLC, as Agent
By:	/s/ Fitzhugh L. Wickham III
	Name:	Fitzhugh L. Wickham III
	Title:	Vice President

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
AMERICAN FIDELITY ASSURANCE COMPANY
COMPSOURCE MUTUAL INSURANCE COMPANY
ALLIANCE UNITED INSURANCE COMPANY
BRIGHTHOUSE LIFE INSURANCE COMPANY
BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE
EVEREST REINSURANCE COMPANY
KANSAS CITY LIFE INSURANCE COMPANY
NEW YORK MARINE AND GENERAL INSURANCE COMPANY
By: Voya Investment Management Co. LLC, as Agent
By:	/s/ Fitzhugh L. Wickham III
	Name:	Fitzhugh L. Wickham III
	Title:	Vice President

VOYA PRIVATE CREDIT TRUST FUND
VOYA PRIVATE CREDIT TRUST FUND-SIG CLASS
By: Voya Investment Trust Co., as Agent
By:	/s/ Fitzhugh L. Wickham III
	Name:	Fitzhugh L. Wickham III
	Title:	Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By: Nuveen Alternatives Advisors LLC, its investment manager
By:	/s/ Jeffrey Hughes
	Name:	Jeffrey Hughes
	Title:	Senior Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

ATHENE ANNUITY AND LIFE COMPANY
By: Apollo Insurance Solutions Group LP, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner
By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ATHENE ANNUITY & LIFE ASSURANCE COMPANY
By: Apollo Insurance Solutions Group LP, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner
By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

JACKSON NATIONAL LIFE INSURANCE COMPANY
By: Apollo Insurance Solutions Group LP, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner
By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Apollo Insurance Solutions Group LP, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner
By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED
By: Legal & General Investment Management America, Inc., its Investment Manager
By:	/s/ Edward Wood
	Name:	Edward Wood
	Title:	Head of Private Credit Investment, North America

BANNER LIFE INSURANCE COMPANY
By: Legal & General Investment Management America, Inc., its Investment Manager
By:	/s/ Edward Wood
	Name:	Edward Wood
	Title:	Head of Private Credit Investment, North America

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
By: AEGON USA Investment Management, LLC, its investment manager
By:	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY
By: AEGON USA Investment Management, LLC, its investment manager
By:	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

TRANSAMERICA LIFE (BERMUDA) LTD
By: AEGON USA Investment Management, LLC, its investment manager
By:	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

HSBC LIFE (INTERNATIONAL) LIMITED
SIGNED, SEALED AND DELIVERED for and on behalf of HSBC LIFE (INTERNATIONAL) LIMITED
By: HSBC Global Asset Management (UK) Limited, as its duly appointed attorney
By:	/s/ Glenn Fox
its duly authorized signatory
	Name:	Glenn Fox
	Title:	Head of Infrastructure Debt Investments

HANG SENG INSURANCE COMPANY LIMITED
SIGNED, SEALED AND DELIVERED for and on behalf of HANG SENG INSURANCE COMPANY LIMITED
By: HSBC Global Asset Management (UK) Limited, as its duly appointed attorney
By:	/s/ Glenn Fox
its duly authorized signatory
	Name:	Glenn Fox
	Title:	Head of Infrastructure Debt Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By:	/s/ Mariana Primera
	Name:	Mariana Primera
	Title:	Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

MANULIFE LIFE INSURANCE COMPANY
By:	/s/ Masahiro Onizuka
	Name:	Masahiro Onizuka
	Title:	Senior Portfolio Manager, Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

MANULIFE (SINGAPORE) PTE. LTD.
By:	/s/ Tatsuya Oshiro
	Name:	Tatsuya Oshiro
	Title:	Co-Head of Investments
Manulife General Account Investments
(Singapore) Pte. Ltd.
as investment manager of
Manulife (Singapore) Pte.Ltd.

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

MANULIFE (INTERNATIONAL) LIMITED
By:	/s/ Elton Shum
	Name:	Elton Shum
	Title:	Managing Director, Portfolio
Management, Asia, General Account
Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THRIVENT FINANCIAL FOR LUTHERANS
By:	/s/ William J. Hochmuth
	Name:	William J. Hochmuth
	Title:	Senior Managing Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE COMPANY
By:	/s/ Kimberly T. Stepancic
	Name:	Kimberly T. Stepancic
	Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By: NYL Investors LLC, its Investment Manager
By:	/s/ Kimberly T. Stepancic
	Name:	Kimberly T. Stepancic
	Title:	Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By: NYL Investors LLC, its Investment Manager
By:	/s/ Kimberly T. Stepancic
	Name:	Kimberly T. Stepancic
	Title:	Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30D)
By: NYL Investors LLC, its Investment Manager
By:	/s/ Kimberly T. Stepancic
	Name:	Kimberly T. Stepancic
	Title:	Senior Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	New York Life Insurance Company, its attorney-in-fact
By:	/s/ Kimberly T. Stepancic
	Name:	Kimberly T. Stepancic
	Title:	Corporate Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	Northwestern Mutual Investment Management Company, LLC, its Investment Adviser
By:	/s/ Bradley T. Kunath
	Name:	Bradley T. Kunath
Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY for its Group Annuity Separate Account
By:	/s/ Bradley T. Kunath
	Name:	Bradley T. Kunath
Its Authorized Representative

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory
By:	/s/ Karl Goodman
	Name:	Karl Goodman
	Title:	Counsel
By:	/s/ Wei-erh Chen
	Name:	Wei-erh Chen
	Title:	Counsel

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

UNUM LIFE INSURANCE COMPANY OF AMERICA
By:	Provident Investment Management, LLC
Its:	Agent
By:	/s/ Ben Vance
	Name:	Ben Vance
	Title:	Vice President, Senior Managing Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
By:	/s/ Ward Argust
	Name:	Ward Argust
	Title:	Assistant Vice President, Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THE CANADA LIFE ASSURANCE COMPANY
By:	/s/ David Ayers
	Name:	David Ayers
	Title:	Sr. Managing Director, Bond Investments
By:	/s/ Robert Barnes
	Name:	Robert Barnes
	Title:	Senior Vice President, Bond Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
BY:	ALLIANCEBERNSTEIN, LP, ITS INVESTMENT ADVISOR
By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Senior Investment Officer

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

STATE FARM LIFE INSURANCE COMPANY
By:	/s/ Jeffrey Atwood
	Name:	Jeffrey Atwood
	Title:	Investment Professional
By:	/s/ Rebekah L. Holt
	Name:	Rebekah L. Holt
	Title:	Investment Professional

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
By:	/s/ Jeffrey Atwood
	Name:	Jeffrey Atwood
	Title:	Investment Professional
By:	/s/ Rebekah L. Holt
	Name:	Rebekah L. Holt
	Title:	Investment Professional

STATE FARM INSURANCE COMPANIES EMPLOYEE RETIREMENT TRUST
By:	/s/ Jeffrey Atwood
	Name:	Jeffrey Atwood
	Title:	Investment Professional
By:	/s/ Rebekah L. Holt
	Name:	Rebekah L. Holt
	Title:	Investment Professional

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact
By:	/s/ Karl Spaeth
	Name:	Karl Spaeth
	Title:	Senior Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
By:	Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact
By:	/s/ Karl Spaeth
	Name:	Karl Spaeth
	Title:	Senior Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

PACIFIC LIFE INSURANCE COMPANY
By:	/s/ Jason T. Todd
	Name:	Jason T. Todd
	Title:	Assistant Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ Adam Gossett
	Name:	Adam Gossett
	Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
By:	/s/ Adam Gossett
	Name:	Adam Gossett
	Title:	Senior Director

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ Adam Gossett
	Name:	Adam Gossett
	Title:	Senior Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

UNITED OF OMAHA LIFE INSURANCE COMPANY
By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Senior Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ Diane S. Griswold
	Name:	Diane S. Griswold
	Title:	VP, Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THE STATE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent
By:	/s/ David M. Weisenburger
	Name:	David M. Weisenburger
	Title:	VP, Fixed Income Securities

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK
By:	Ameritas Investment Partners Inc., as Agent
By:	/s/ Tina Udell
	Name:	Tina Udell
	Title:	Vice President & Managing Director

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above

AMERICAN EXCESS INSURANCE EXCHANGE RISK RETENTION GROUP
THE AMERICAN HOME LIFE INSURANCE COMPANY
GOODVILLE MUTUAL CASUALTY COMPANY
GUARANTEE TRUST LIFE INSURANCE COMPANY
ICI MUTUAL INSURANCE COMPANY
PENNSYLVANIA PROFESSIONAL LIABILITY JOINT UNDERWRITING ASSOCIATION
PROTECTIVE LIFE INSURANCE COMPANY
By:	Asset Allocation and Management LLC
By:	/s/ John Schaefer
	Name:	John Schaefer
	Title:	Chairman and CEO

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above

SYMETRA LIFE INSURANCE COMPANY
By:	/s/ Yvonne Guajardo
	Name:	Yvonne Guajardo
	Title:	Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above

SUNRISE CAPTIVE RE, LLC
By:	/s/ Brenda Kalb
	Name:	Brenda Kalb
	Title:	Vice President

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above

STANDARD INSURANCE COMPANY
By:	/s/ Chris Beaulieu
	Name:	Chris Beaulieu
	Title:	VP, Individual Annuities & Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

COUNTRY MUTUAL INSURANCE COMPANY
By:	/s/ John A. Jacobs
	Name:	John A. Jacobs
	Title:	Director – Fixed Income

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

NASSAU LIFE INSURANCE COMPANY
By:	Nassau Asset Management LLC,
Its:	Investment Manager
By:	/s/ David E. Czerniecki
	Name:	David E. Czerniecki
	Title:	Chief Investment Officer

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

AMERICAN FAMILY LIFE INSURANCE COMPANY
By:	/s/ David L. Voge
	Name:	David L. Voge
	Title:	Director Private Markets

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

BENEFICIAL LIFE INSURANCE COMPANY
By:	/s/ J. David Pearce
	Name:	J. David Pearce
	Title:	Sr. VP, General Counsel & Corp Sec.
By:	/s/ T. Kirby Brown
	Name:	T. Kirby Brown
	Title:	Chief Executive Officer

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

CMFG LIFE INSURANCE COMPANY
By:	MEMBERS Capital Advisors, Inc.,
acting as Investment Advisor
By:	/s/ Allen R. Cantrell
	Name:	Allen R. Cantrell
	Title:	Managing Director, Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

THE EQUITABLE LIFE INSURANCE COMPANY OF CANADA
By:	/s/ Darrin Webley
	Name:	Darrin Webley
	Title:	Director, Private Placements
By:	/s/ Karl Brecht
	Name:	Karl Brecht
	Title:	AVP, Alternate Investments

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

FEDERATED MUTUAL INSURANCE COMPANY
By:	/s/ Bret Mottl
	Name:	Bret Mottl
	Title:	Sr. PM

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
By:	/s/ David Divine
	Name:	David Divine
	Title:	Director – Securities Management

CHUGACH ELECTRIC ASSOCIATION, INC.	Bond Purchase Agreement

Accepted as of the date first written above.

FARM BUREAU LIFE INSURANCE COMPANY
By:	/s/ Herman L. Riva
	Name:	Herman L. Riva
	Title:	Securities Vice President

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
National Rural Utilities Cooperative Finance Corporation 20701 Cooperative Way Dulles, Virginia 20166	A B B	$15,000,000 $45,000,000 $10,000,000

Payments

All payments on or in respect of the Tranche A Bonds to be by bank wire transfer of Federal or other immediately available funds identifying each payment as “Chugach Electric Association, Inc., First Mortgage Bonds, Series 2020A, Tranche A due October 30, 2039, PPN 171265 C@8, principal, premium or interest” to:

JP Morgan Chase

ABA# 021-000-021

Account # / Account Name: 5297214 / NRUCFC

Reference:  Chugach Electric Association, Inc., First Mortgage Bonds, Series 2020A, Tranche A due October 30, 2039

All payments on or in respect of the Tranche B Bonds to be by bank wire transfer of Federal or other immediately available funds identifying each payment as “Chugach Electric Association, Inc., First Mortgage Bonds, Series 2020A, Tranche B due October 30, 2050, PPN 171265 C#6, principal, premium or interest” to:

JP Morgan Chase

ABA# 021-000-021

Account # / Account Name: 599626279 / CFC FMP001

Reference:  Chugach Electric Association, Inc., First Mortgage Bonds, Series 2020A, Tranche B due October 30, 2050

In each case with sufficient information to identify the source and application of such funds, including the due date and application (as among principal, premium or interest) of the payment being made.

Notices

All notices of payments and written confirmations of such wire transfers:

National Rural Utilities Cooperative Finance Corporation

20701 Cooperative Way

Dulles, Virginia 20166

Attn: Paula Kramp

Phone: 703-467-2733

and

Attn: Kirstie Balducci

Phone: 703-467-1615

Email: Kirstie.Balducci@nrucfc.coop

E-mail address for Electronic Delivery:  AdvanceRequest@nrucfc.coop and loanservicing@nrucfc.coop

Legal Notices to be addressed:

National Rural Utilities Cooperative Finance Corporation

20701 Cooperative Way

Dulles, Virginia 20166

Attn: General Counsel

Fax:  866-230-5635

All other communications:

National Rural Utilities Cooperative Finance Corporation

20701 Cooperative Way

Dulles, Virginia 20166

Attn: Paula Kramp

Phone: 703-467-2733

Email: Paula.Kramp@nrucfc.coop

and

Attn: Kirstie Balducci

Phone: 703-467-1615

Email: Kirstie.Balducci@nrucfc.coop

Name of Nominee in which bonds are to be issued:  None

Taxpayer I.D. Number:  52-0891669

Tax Jurisdiction:  United States of America

Original Bonds to be delivered to:

National Rural Utilities Cooperative Finance Corporation

20701 Cooperative Way

Dulles, Virginia 20166

Attn: James Jablonski

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
CoBank, ACB	A B	$25,000,000 $45,000,000

See instructions on following page.

Chugach Electric Association, Inc.
22020105

CoBank Wire Instructions:

Name of Bank:	CoBank, ACB
Location of Bank:	Greenwood Village, Colorado
Swift BIC:	NBFCUS55
ABA Routing No:	307088754
Account Name	Chugach Electric Association, Inc.
Account Number	22020105

CoBank General Information:

Legal Name:	CoBank, ACB
Street Address:	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, Colorado 80111
Telephone:	303-740-4000
Fax:	303-740-4002

Operations Contact (Bank Agency/Operations)
(Draws/Repayments/Funding Matters)

	Primary Contact	**Secondary Contact**
Name:	Anna Nitchals	Ryan Pezzulo
Title:	Loan Administration	Loan Administration
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111	Greenwood Village, CO 80111
Telephone:	(303) 740-4313	(303) 793-2212

For Questions: LOANADMIN@COBANK.COM

For Notices: booking@cobank.com

Credit Contact

	Primary Contact	**Secondary Contact**
Name:	Jacob Good	Harsh Panchamia
Title:	Vice President	Senior Credit Analyst
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village CO 80111	Greenwood Village CO 80111
Telephone:	(303) 793-2226	(720) 583-9855
E-mail:	jgood@cobank.com	hpanchamia@cobank.com

Loan Documentation and Closing Matters

	Primary Contact	**Secondary Contact**
Name:	Jennifer Williamson	Kelli Cholas
Title:	Closing Specialist - Syndications	Supervisor, Closing
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111	Greenwood Village, CO 80111
Telephone:	(303) 740-4140	(303) 793-2337
E-mail:	closing@cobank.com	closing@cobank.com

Reporting Contact
(Compliance Matters & Financial Statements)

Name:	Harsh Panchamia
Title:	Senior Credit Analyst
Street Address:	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village CO 80111
Telephone:	(720) 583-9855
E-mail:	hpanchamia@cobank.com

Chugach Electric Association, Inc.
22020105

CoBank Wire Instructions:

Name of Bank:	CoBank, ACB
Location of Bank:	Greenwood Village, Colorado
Swift BIC:	NBFCUS55
ABA Routing No:	307088754
Account Name	Chugach Electric Association, Inc.
Account Number	22020105

CoBank General Information:

Legal Name:	CoBank, ACB
Street Address:	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, Colorado 80111
Telephone:	303-740-4000
Fax:	303-740-4002

Operations Contact (Bank Agency/Operations)
(Draws/Repayments/Funding Matters)

	Primary Contact	Secondary Contact
Name:	Anna Nitchals	Ryan Pezzulo
Title:	Loan Administration	Loan Administration
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111	Greenwood Village, CO 80111
Telephone:	(303) 740-4313	(303) 793-2212

For Questions: LOANADMIN@COBANK.COM

For Notices: booking@cobank.com

Credit Contact

	Primary Contact	Secondary Contact
Name:	Jacob Good	Harsh Panchamia
Title:	Vice President	Senior Credit Analyst
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village CO 80111	Greenwood Village CO 80111
Telephone:	(303) 793-2226	(720) 583-9855
E-mail:	jgood@cobank.com	hpanchamia@cobank.com

Loan Documentation and Closing Matters

	Primary Contact	Secondary Contact
Name:	Jennifer Williamson	Kelli Cholas
Title:	Closing Specialist - Syndications	Supervisor, Closing
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111	Greenwood Village, CO 80111
Telephone:	(303) 740-4140	(303) 793-2337
E-mail:	closing@cobank.com	closing@cobank.com

Reporting Contact
(Compliance Matters & Financial Statements)

Name:	Harsh Panchamia
Title:	Senior Credit Analyst
Street Address:	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village CO 80111
Telephone:	(720) 583-9855
E-mail:	hpanchamia@cobank.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY	A	$14,365,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:  BNYM Income

Account Number:  GLA111566

For Further Credit to:  AMERICAN GENERAL LIFE INS. CO. Physical; Account No. 886623

Reference:  PPN 171265 C@8 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company (886623)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

American General Life Insurance Company (886623)

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

             AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  13-6062916)

(6)Tax I.D. Number for American General Life Insurance Company:  25-0598210

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  AMERICAN GENERAL LIFE INSURANCE COMPANY

Account Number:  886623

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY	A	$2,635,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:  BNYM Income

Account Number:  GLA111566

For Further Credit to:  AMERICAN GENERAL LIFE INS. CO. SAMRE; Account No. 990986

Reference:  PPN 171265 C@8 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company SAMRE (990986)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

American General Life Insurance Company SAMRE (990986)

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

           AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  13-6062916)

(6)Tax I.D. Number for American General Life Insurance Company:  25-0598210

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  AMERICAN GENERAL LIFE INSURANCE COMPANY SAMRE

Account Number:  990986

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY	B	$20,000,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:  BNYM Income

Account Number:  GLA111566

For Further Credit to:  AGL TERMINAL FUNDING 1B COMMINGLED; Account No. 778237

Reference:  PPN 171265 C#6 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

AGL Terminal Funding 1B Commingled (778237)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

AGL Terminal Funding 1B Commingled (778237)

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

             AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  13-6062916)

(6)Tax ID Number for American General Life Insurance Company:  25-0598210

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  AGL TERMINAL FUNDING 1B COMMINGLED

Account Number:  778237

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	B	$10,000,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:  BNYM Income

Account Number:  GLA111566

For Further Credit to:  VARIABLE ANNUITY LIFE INSURANCE CO.; Account No.  260735

Reference:  PPN 171265 C#6 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:Only two (2) complete sets of compliance information are required for all companies for which

              AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  13-6062916)

(6)Tax ID Number for The Variable Annuity Life Insurance Company:  74-1625348

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

Account Number:  260735

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY	B	$6,335,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:  BNYM Income

Account Number:  GLA111566

For Further Credit to:  AMERICAN GENERAL LIFE INS. CO. Physical; Account No. 886623

Reference:  PPN 171265 C#6 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company (886623)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

American General Life Insurance Company (886623)

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

             AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  13-6062916)

(6)Tax I.D. Number for American General Life Insurance Company:  25-0598210

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  AMERICAN GENERAL LIFE INSURANCE COMPANY

Account Number:  886623

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
AMERICAN GENERAL LIFE INSURANCE COMPANY	B	$2,665,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:  BNYM Income

Account Number:  GLA111566

For Further Credit to:  AMERICAN GENERAL LIFE INS. CO. SAMRE; Account No. 990986

Reference:  PPN 171265 C#6 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company SAMRE (990986)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

American General Life Insurance Company SAMRE (990986)

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

           AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  13-6062916)

(6)Tax I.D. Number for American General Life Insurance Company:  25-0598210

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  AMERICAN GENERAL LIFE INSURANCE COMPANY SAMRE

Account Number:  990986

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA	B	$2,000,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Name:  BNYM Income

Account Number:  GLA111566

For Further Credit to:  NATIONAL UNION FIRE INSURANCE CO. SAMRE; Account No:  990992

Reference:  PPN 171265 C#6 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

National Union Fire Insurance Co. of Pittsburgh, PA SAMRE (990992)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas   77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

National Union Fire Insurance Co. of Pittsburgh, PA SAMRE (990992)

c/o The Bank of New York Mellon

Attn:  P & I Department

Fax:  (718) 315-3076

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email: complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  HARE & CO., LLC (Tax ID #:  13-6062916)

(6)Tax I.D. Number for National Union Fire Insurance Company of Pittsburgh, PA:  25-0687550

(7)Physical Delivery Instructions:

DTCC

570 Washington Blvd.

Jersey City, NJ 07310

Attn: BNY Mellon / Branch Deposit Department – 5th Floor

Contact:  Andre Granville; Phone:  (315) 414-3068

Account Name:  NATIONAL UNION FIRE INSURANCE CO. OF PITTSBURGH, PA SAMRE

Account Number:  990992

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK	B	$2,000,000

(1)All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

JPMorgan Chase Bank, N.A.

ABA # 021-000-021

Account Name:  AIG PHYSICAL WIRE ACCOUNT

Account Number:  780153941

For Further Credit to:  THE U.S. LIFE INSURANCE CO. SAMRE; P 40696

Reference:  PPN 171265 C#6 and Prin.: $          ; Int.: $______

(2)Payment notices, audit confirmations and related note correspondence to:

The United States Life Insurance Company in the City of New York SAMRE (P 40696)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  PCG Investment Portfolio Support

Email:  PPGIPS@aig.com

(3)Duplicate payment notices (only) to:

The United States Life Insurance Co. in the City of New York SAMRE (P 40696)

c/o JPMorgan Client Services

Email:  physical.abs.income@jpmorgan.com

(4)*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas  77019-2155

Attn:  Private Placements Compliance

Email:  complianceprivateplacements@aig.com

*Note:  Only two (2) complete sets of compliance information are required for all companies for which

                          AIG Asset Management Group serves as investment adviser.

(5)Note to be issued in the nominee name of:  CUDD & CO. LLC (Tax ID #:  13-6022143)

(6)Tax ID Number for The United States Life Insurance Company in the City of New York:  13-5459480

(7)Physical Delivery Instructions:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

Attn:  Physical Receive Department – 3rd Floor (for overnight mail) OR

        Physical Receive Dept. – 1st Floor, Window 5 (for messenger, use Willoughby Entrance)

Contact:  Aubrey M. Reuben; Phone:  (718) 242-0269

Account Name:  The United States Life Insurance Company SAMRE

Account Number:  P 40696

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	A B	$16,900,000 $21,000,000

(all portfolio codes)

(Securities to be registered in the name of MetLife Insurance K.K.)

(1)  All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Beneficiary Bank:The HongKong and Shanghai Banking Corporation Ltd

Beneficiary Bank BIC:HSBCHKHHGCC

Beneficiary Account No.:741-243737-201

Beneficiary Name:MetLife Insurance K.K.

Intermediary Bank:HSBC BANK USA NA

Intermediary Bank BIC:MRMDUS33

Intermediary Fedwire/CHIPS: Fedwire No.: 021001088 CHIPS No:0108

Ref:PPN 171265 C@8 - CHUGACH ELECTRIC ASSOCIATION INC - 2.380% due 30-OCT-2039

Ref:PPN 171265 C#6 - CHUGACH ELECTRIC ASSOCIATION INC - 2.910% due 30-OCT-2050

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.  For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)   All notices and communications:

MetLife Asset Management Corp. (Japan)

Administration Department

Tokyo Garden Terrace Kioicho Kioi Tower 25F

1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan

Attention: Administration Dept. Manager

Email:  saura@metlife.co.jp

With a copy to:

MetLife Insurance K.K.

c/o MetLife Investment Management, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  Rachel Hudson - Associate Director, Private Placements; Gregory Scanlon - Analyst

Email:  PPUCompliance@metlife.com;  rachel.hudson1@metlife.com;  gregory.scanlon@metlife.com;  OpsPvtPlacements@metlife.com

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance K.K., c/o MetLife Investment Management, LLC, Investments Law

One MetLife Way, Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)  Original notes delivered to:

MetLife Insurance K.K.,

/o MetLife Investment Management, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention:  Chiraag Kumar - Senior Counsel, Fixed Income & Alternatives

(4)  Taxpayer I.D. Number: 98-1037269 (USA) and 00661996 (Japan)

(5)  Tax Jurisdiction: Japan

(6)  UK Passport Treaty Number (if applicable): 43/M/359828/DTTP

Audit Requests:  Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:  Metropolitan Life Insurance Company, Attn:  Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY 11225 North community House Road Charlotte, NC 28277	A	$13,100,000
[Portfolio 7PE, 7PF, 7PG, 7PH, 7PI, 7PJ, 7PL, 7PM]

(Securities to be registered in the name of Brighthouse Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:JPMorgan Chase Bank

ABA Routing #:021-000-021

Account No.:910-2-587434

Account Name:Brighthouse Life Insurance Company

Ref:PPN 171265 C@8 - CHUGACH ELECTRIC ASSOCIATION INC - 2.380% due 30-OCT-2039

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Brighthouse Life Insurance Company

c/o MetLife Investment Management, LLC, Investments – Private Placements

One MetLife Way

Whippany, New Jersey 07981

Attention:  Rachel Hudson - Associate Director, Private Placements; Gregory Scanlon - Analyst

Email:  PPUCompliance@metlife.com; rachel.hudson1@metlife.com; gregory.scanlon@metlife.com;

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company

c/o MetLife Investment Management, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)	Original notes delivered to:

JP Morgan Chase Bank NA

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY   11245-0001

Attention:  Physical Receive Department

Ref: G 05314

With COPIES OF THE NOTES emailed to ckumar19@metlife.com

(4)	Taxpayer I.D. Number: 06-0566090
(5)	Tax Jurisdiction:United States
(6)	Tax Classification: C Corporation
(7)	UK Passport Treaty Number (if applicable): 13/B/61653/DTTP

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
METROPOLITAN TOWER LIFE INSURANCE COMPANY 200 Park Avenue New York, New York 10166	B	$4,200,000

(G.A.---portfolio S07,S11,S12,T39,TBB,TBE,TTA,635,646)

(Securities to be registered in the name of Metropolitan Tower Life Insurance Company)

(1)   All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:JPMorgan Chase Bank

ABA Routing #:021-000-021

Account No.:323-8-90946

Account Name:Metropolitan Tower Life Insurance Company

Ref:PPN 171265 C#6 - CHUGACH ELECTRIC ASSOCIATION INC - 2.910% due 30-OCT-2050

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)   All notices and communications:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Management, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  Rachel Hudson - Associate Director, Private Placements; Gregory Scanlon - Analyst

Email:  PPUCompliance@metlife.com;  rachel.hudson1@metlife.com;  gregory.scanlon@metlife.com;  OpsPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Management, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email:  sec_invest_law@metlife.com

(3)   Original notes delivered to:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Management, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention:  Chiraag Kumar - Senior Counsel, Fixed Income & Alternatives

(4)  Taxpayer I.D. Number: 13-3114906

(5)  Tax Jurisdiction: United States/Delaware

(6)  UK Passport Treaty Number (if applicable): 13/M/298329/DTTP

Audit Requests:  Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to:  Metropolitan Life Insurance Company, Attn:  Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive – 5th Floor, Tampa, FL 33647

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
New York Marine and General Insurance Company 412 Mt. Kemble Ave. Suite 300C Morristown, NJ 07960	B	$1,600,000

(portfolio NYM for USD)

(Securities to be registered in the name of New York Marine and General Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: JPMorgan Chase

ABA Number: 021000021

Account No.:  900-9-000168

Account Name: New York Marine and General Insurance Company

FFC: P10163

Ref: PPN 171265 C#6 - CHUGACH ELECTRIC ASSOCIATION INC - 2.910% due 30-OCT-2050

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

New York Marine and General Insurance Company

c/o MetLife Investment Management, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  Rachel Hudson - Associate Director, Private Placements; Gregory Scanlon - Analyst

Email:  PPUCompliance@metlife.com;  rachel.hudson1@metlife.com;  gregory.scanlon@metlife.com

With copies OTHER than with respect to deliveries of financial statements to:

ProSight Specialty Management Company, Inc.

412 Mt. Kemble Ave. Suite 300C

Morristown, NJ 07960

Attention: Controller

jjeffreys@prosightspecialty.com

ProSight Specialty Management Company, Inc.

412 Mt. Kemble Ave. Suite 300C

Morristown, NJ 07960

Attention: Chief Legal Officer

fpapalia@prosightspecialty.com

(3)	Original notes delivered to:

JP Morgan Chase Bank NA
4 Chase Metrotech Center
3rd Floor
Brooklyn NY 11245-0001

Attention: Physical Receive Department Reference Account: P10163

With COPIES OF THE NOTES emailed to ckumar19@metlife.com

(4)	Taxpayer I.D. Number: 13-2703894
(5)	UK Passport Treaty Number (if applicable):

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
American Fidelity Assurance Company 9000 Cameron Parkway Oklahoma City, OK 73114	B	$3,200,000
(portfolio AFC for USD)

(Securities to be registered in the name of American Fidelity Assurance Company)

(6)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: First Fidelity Bank

ABA Number:103002691

Account No.: 2000528686

Account Name:InvesTrust

FFC: American Fidelity Assurance Co

Ref: PPN 171265 C#6 - CHUGACH ELECTRIC ASSOCIATION INC - 2.910% due 30-OCT-2050

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(7)	All notices and communications:

American Fidelity Assurance Company

c/o MetLife Investment Management, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention:  Rachel Hudson - Associate Director, Private Placements; Gregory Scanlon - Analyst

Emails:  PPUCompliance@metlife.com;  rachel.hudson1@metlife.com;  gregory.scanlon@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

InvesTrust

Attn:  Debbie Sinard

5100 N. Classen, Suite 620

Oklahoma City, OK 73118

(8)	Original notes delivered to:

InvesTrust

Attn:  Debbie Sinard

5100 N. Classen, Suite 620

Oklahoma City, OK 73118

With COPIES OF THE NOTES emailed to ckumar19@metlife.com

(9)	Taxpayer I.D. Number: 73-0714500

(10)	UK Passport Treaty Number (if applicable): 13/A/351507/DTTP

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Barings LLC 300 South Tryon Street – Suite 2500 Charlotte, NC 28202	B	$55,000,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as “2.91% First Mortgage Bonds, 2020 Series A, Tranche B due October 30, 2050, PPN 171265 C#6, interest and principal”, to:

MassMutual

Citibank

New York, New York

ABA # 021000089

Acct #30510685

RE:  Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Securities Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities

All securities should be registered to Massachusetts Mutual Life Insurance Company and sent via overnight mail to:

Massachusetts Mutual Life Insurance Company

1295 State Street, MIP: E415

Springfield, MA 01111

Attention:  Janelle Tarantino, Treasury Operations Securities Management

Telephone: 413-744-1885

E-mail: Jtarantino@massmutual.com

With a copy to:

Michelle.kearney@barings.com

Diane.murphy@barings.com

Ty.McBride@barings.com

Amy.Callow@barings.com

Notices

Send Communications and Notices (including electronic delivery of financials) to

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC  28202

With notification to:

privateplacements@barings.com

pdgportfolioadmin@barings.com

Nicole.Campellone@barings.com

Send Notices on Payments to

Massachusetts Mutual Life Insurance Company

Treasury Operations Securities Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Barings LLC

300 South Tryon Street – Suite 2500

Charlotte, NC  28202

Tax Identification No.   04-1590850

DTTP No.:  13/M/63867/DTTP

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
BRIGHTHOUSE LIFE INSURANCE COMPANY	A	$10,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase

ABA#:  021000021

Account No.  9009000127

Account Name:  BLIC B7R1 PP2

Reference: FFC G 22921 and PPN 171265 C@8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 06-0566090

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
BRIGHTHOUSE REINSURANCE COMPANY OF DELAWARE	A	$3,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase

ABA#:  021000021

Account No.  9009000127

Account Name:  BRCD BBR4 PP2

Reference: FFC G 22956 and PPN 171265 C@8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 81-4750360

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	A	$3,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

Account No.: 9512398400

FBO:  Cigna Stable Value

Reference:  PPN 171265 C@8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 71-0294708

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
VOYA INVESTMENT TRUST CO., AS AGENT FOR THE VOYA PRIVATE CREDIT TRUST FUND-SIG CLASS	A	$2,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

Account No.: 3908658400

Account Name: VOYA PRIVATE CREDIT TRUST FUND-SIG CLASS

Reference:  PPN 171265 C@8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 06-1440627

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
VOYA INVESTMENT TRUST CO., AS AGENT FOR THE VOYA PRIVATE CREDIT TRUST FUND	A	$2,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

Account No.: 3909618400

Account Name: VOYA PRIVATE CREDIT TRUST FUND

Reference:  PPN 171265 C@8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 06-1440627

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ALLIANCE UNITED INSURANCE COMPANY	A	$1,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Northern Trust Company

Attn: Master Trust Cash Processing

ABA Number:  071000152

DDA Number:  518 604 1000

Account Name: Alliance United - Voya

Account Number: 44-91352

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Kemper Corporate Services

Alliance United Insurance Company

200 East Randolph Street

Suite 3300

Chicago, Illinois 60601

Attn:  Investment Accounting

Email:  investmentaccounting@kemper.com

   and:  investops@kemper.com

   and:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.:  77-0475915

(5)Notes should be in the name of Ell & Co.

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
NEW YORK MARINE AND GENERAL INSURANCE COMPANY	A	$1,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase

ABA#: 021000021

Account Number:  9009000127

Account Name:  New York Marine and General Insurance Company

Reference:  FFC G 28108 and PPN 171265 C@8

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.:  13-2703894

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY	B	$5,800,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

BNF:  GLA111566

Attention:  Income Collection Department

For further credit to: VRIAC/Acct. 216101

Reference:   PPN 171265 C#6

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

Account No.:  2161018400

Account Name:  VRIAC

Reference:  PPN 171265 C#6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Operations/Settlements

Email:  VoyaIMCashOperations@voya.com

   and:    VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(3)Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 71-0294708

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
SECURITY LIFE OF DENVER INSURANCE COMPANY	B	$4,600,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

BNF:  GLA111566

Attention:  Income Collection Department

For further credit to: SLD / Acct. 178157

Reference:   PPN 171265 C#6

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

Account No.:  1781578400

Account Name:  SLD

Reference:  PPN 171265 C#6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Operations/Settlements

Email:  VoyaIMCashOperations@voya.com

   and:    VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(3)Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 84-0499703

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
RELIASTAR LIFE INSURANCE COMPANY	B	$3,600,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

BNF:  GLA111566

Attention:  Income Collection Department

For further credit to: RLIC/Acct. 187035

Reference:   PPN 171265 C#6

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#:  021000018 or via SWIFT IRVTUS3NAMS

Account No.:  1870358400

Account Name:  RLIC

Reference:  PPN 171265 C#6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Operations/Settlements

Email:  VoyaIMCashOperations@voya.com

   and:    VoyaIMPCFAnalyticsSolutionsGroup@voya.com

(3)Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 41-0451140

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
AMERICAN FIDELITY ASSURANCE COMPANY	B	$3,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

First Fidelity Bank N.A.

ABA#:  103002691

Account No:  2000528686

Account Name:  InvesTrust

Reference:  Trust Operations and PPN 171265 C#6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

American Fidelity Assurance Company

5100 North Classen Boulevard

Suite 630

Oklahoma City, OK 73118

Attn:  Doug Floyd

Email:  CEIM-Operations@americanfidelity.com

         and:  trustops@investrust.com

         and:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 73-0714500

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
EVEREST REINSURANCE COMPANY	B	$3,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Hare & Co.

c/o The Bank of New York Mellon

ABA#:  021000018

BNF: GLA111566

For further credit to:  Everest Reinsurance Company – Voya CLO / A/C 6998108400

Reference:  PPN 171265 C#6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.:  22-2005057

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
COMPSOURCE MUTUAL INSURANCE COMPANY	B	$1,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Northern Trust Bank

ABA#:  071000152

Account Number:  5186041000

For further credit to/Reference: 44-72575

Account Name: CompSource Mutual Insurance Company

Reference:  PPN 171265 C#6

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

BNYM Mellon Asset Servicing

11486 Corporate Blvd., Suite 200

Orlando, FL 32817-8371

Attn:  Operations/Settlements

Email:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.: 30-0641266

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
KANSAS CITY LIFE INSURANCE COMPANY	A B	$1,000,000 $1,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For all payments of scheduled principal and interest:

UMB Bank

ABA#:  101000695

Account Number:  9870161974

Account Name:  UMB Income Operating AC

Reference:  AC 114199.1 and PPN 171265 C@8 (Tranche A due 2039);

Reference:  AC 114199.1 and PPN 171265 C#6 (Tranche B due 2050)

For all payments other than scheduled principal and interest:

UMB Bank

ABA#:  101000695

Account Number:  9800006823

Account Name:  UMB Trust

Reference:  AC 144199.1 and PPN 171265 C@8 (Tranche A due 2039); [insert CUSIP]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:

Kansas City Life Insurance Company

3520 Broadway Blvd

Kansas City, MO 64111

Attn:  KCL Settlements Group

Email:  KCLsettlements@kclife.com

   and:  VoyaIMPCOperations@voya.com

(3)Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA  30327-4347

Attn:  Private Placements

Fax:  (770) 690-5342

Email:  Private.Placements@voya.com

   and:  Olamide.Bello@voya.com

(4)Tax Identification No.:  44-0308260

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	B	$40,000,000

Payments

All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to the account provided by separate cover to the Issuer.

Payment Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

Notices and Communications

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd

Charlotte, NC  28262

Attention: Private Placements

E-mail:NuveenPrivatePlacements@nuveen.com

Telephone:(704)-988-3431 (Name: Joseph R. Cantey)

(212) 916-4000 (General Number)

Facsimile:(704) 988-4916

With a copy to:

Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Boulevard

Charlotte, North Carolina 28262-8500

Attention: Legal Dept.

Attention:Parrish McCormack, Counsel

E-mail:parrish.mccormack@nuveen.com

Telephone:(704) 988-7906

(212) 916-4000 (General Number)

Taxpayer Identification Number:  13-1624203

Physical Delivery of Notes:

Address provided under separate cover to the Issuer.

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ATHENE ANNUITY AND LIFE COMPANY	A B	$3,000,000 $5,500,000

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY AND LIFE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

FFC Account #:  21445000

Account Name:  Athene Annuity and Life Co – Annuity

Citi’s SWIFT address: CITIUS33

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE: privateplacements@apollo.com Athene Annuity and Life Company c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266
Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 214450
Tax Identification Number	42-0175020 (Athene Annuity and Life Company) 13-6021155 (Gerlach & Co.)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ATHENE ANNUITY & LIFE ASSURANCE COMPANY	A	$4,000,000

Purchaser Name	ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

FFC Account #:  21446200

Account Name:  AADE - MOD - FABN - AAM

Citi’s SWIFT address: CITIUS33

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@apollo.com

Athene Annuity & Life Assurance Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 214462
Tax Identification Number	44-0188050 (Athene Annuity & Life Assurance Company) 13-6021155 (Gerlach & Co.)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	A B	$1,500,000 $5,000,000

Purchaser Name	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

Concentration A/C#: 31203636

FFC Account #:  255780

Account Name:  STABLE VOYAGE MODCO-AAM

Citi’s SWIFT address: CITIUS33

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@apollo.com

Massachusetts Mutual Life Insurance Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 255780
Tax Identification Number	04-1590850 (Massachusetts Mutual Life Insurance Company) 13-6021155 (Gerlach & Co.)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ATHENE ANNUITY & LIFE ASSURANCE COMPANY	A B	$1,000,000 $2,000,000

Purchaser Name	ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

FFC Account #:  25037900

Account Name:  AADE BLIC MODCO AAM

Citi’s SWIFT address: CITIUS33

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@apollo.com

Athene Annuity & Life Assurance Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 250379
Tax Identification Number	44-0188050 (Athene Annuity & Life Assurance Company) 13-6021155 (Gerlach & Co.)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
JACKSON NATIONAL LIFE INSURANCE COMPANY	A B	$2,500,000 $3,500,000

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	HARE & CO., LLC F/B/O JACKSON NATIONAL LIFE INSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

The Bank of New York Mellon

ABA number:  021000018

Account #:  4586308400

Account Name:  JNL TRANSACTION ACCOUNT 1

SWIFT address:  IRVTUS3N

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@apollo.com

Jackson National Life Insurance Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	The Depository Trust Company (DTC) 570 Washington Blvd - 5th Floor Jersey City, NJ 07310 Attn: BNY Mellon / Branch Deposit Department Account Number: 458630
Tax Identification Number	38-1659835 (Jackson National Life Insurance Company) 13-6062916 (Hare & Co., LLC)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ATHENE ANNUITY & LIFE ASSURANCE COMPANY	B	$2,000,000

Purchaser Name	ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

FFC Account #:  25038300

Account Name:  AADE BLIC NON-MODCO AAM

Citi’s SWIFT address: CITIUS33

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@apollo.com

Athene Annuity & Life Assurance Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 250383
Tax Identification Number	44-0188050 (Athene Annuity & Life Assurance Company) 13-6021155 (Gerlach & Co.)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ATHENE ANNUITY & LIFE ASSURANCE COMPANY	B	$1,000,000

Purchaser Name	ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

FFC Account #:  24032600

Account Name:  AADE LINCOLN FINANCIAL RETAINED AAM

Citi’s SWIFT address: CITIUS33

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@apollo.com

Athene Annuity & Life Assurance Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 240326
Tax Identification Number	44-0188050 (Athene Annuity & Life Assurance Company) 13-6021155 (Gerlach & Co.)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ATHENE ANNUITY & LIFE ASSURANCE COMPANY	B	$1,000,000

Purchaser Name	ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Name in which to register Note(s)	GERLACH & CO F/B/O ATHENE ANNUITY & LIFE ASSURANCE COMPANY
Payment on Account of Note Method Wiring Instructions

Federal Funds Wire Transfer

Citibank NA

ABA number:  021000089

FFC Account #:  23974500

Account Name:  AADE VIAC RR GMIB COIN AAM

Citi’s SWIFT address: CITIUS33

Reference:  Please reference the Name of Company, Description of Security, PPN, Due Date and Application (as among principal, make-whole and interest) of the payment being made.

Address for all Notices, including Financials, Compliance and Requests

PREFERRED REMITTANCE:  privateplacements@apollo.com

Athene Annuity & Life Assurance Company

c/o Apollo Global Management Inc.

Attn: Private Fixed Income

7700 Mills Civic Parkway

West Des Moines, IA  50266

Instructions for Delivery of Notes	Citibank NA Attn: Keith Whyte 399 Park Ave Level B Vault New York, NY 10022 A/C Number: 239745
Tax Identification Number	44-0188050 (Athene Annuity & Life Assurance Company) 13-6021155 (Gerlach & Co.)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Legal and General Assurance Society Limited c/o Legal & General Investment Management America, Inc. 71 South Wacker Drive, Suite 800 Chicago, Il 60606 Attn: Private Credit	A	$22,000,000

Securities to be registered in the name of:  Legal and General Assurance Society Limited

(1)	Payments of principal and interest by Federal Funds Wire Transfer of immediately available funds to:

CITIBANK NA

ABA#: 021000089

FFC Bank: CITIBANK NA, LONDON (BIC CITIGB2L)

FFC Account No: 18694028

FFC Account Name: LGAS UNIT PY MA US PC DISC(1978)

Reference: PPN 171265 C@8 and identify if paydown or interest

Payments of principal and interest by SWIFT Wire Transfer of immediately available funds to:

USD Correspondent Bank: CITIBANK N.A., NEW YORK

BIC: CITIUS33

ABA#: 021000089

Beneficiary Bank: CITIBANK NA, LONDON

Secondary BIC: CITIGB2L

Beneficiary Account Name: LGAS UNIT PY MA US PC DISC(1978)

Beneficiary Account #: 18694028

Reference: [Insert PPN# and identify if paydown or interest]

(2)	All notices of payments and written confirmations of such wire transfers:

Legal and General Investment Management America, Inc.

71 South Wacker Drive, Suite 800

Chicago, IL 60606

Attn: Investment Operations

Email: LGIMAPCOperations@lgima.com AND LGIMPrivateCreditIGUS@lgim.com

(3)	E-mail address for Electronic Delivery:

Email address: LGIMPrivateCreditIGUS@lgim.com

(4)	All other communications:

Legal and General Investment Management America, Inc.

71 South Wacker Drive, Suite 800

Chicago, IL 60606

Attn: Private Credit Team

Tel: 1-312-964-3059 / 1-312-585-0385

Email: LGIMPrivateCreditIGUS@lgim.com

(5)	Original bonds delivered to:

Citibank NA 399 Park Avenue Level “B” New York, NY 10022 Attn: Keith Whyte (212) 559-1207 Reference Account #: 239165
(6) Tax Identification No.: 98-0069969

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Banner Life Insurance Company c/o Legal & General Investment Management America, Inc. 71 South Wacker Drive, Suite 800 Chicago, Il 60606 Attn: Private Credit	B B	$5,000,000 $5,000,000

Securities to be registered in the name of:  BANNER LIFE INSURANCE COMPANY

(1)Payments of principal and interest by wire transfer of immediately available funds to:

Bank: US Bank, N.A.

ABA#: 091000022

A/C Name: USB Trust Income & Dividend

A/C#: 180183083765

FFC Account Name: BANNER PRIVATE CREDIT – U.S. DIRECT ANNUITY GENERAL ACCOUNT

FFC Account #: 8028492078

Reference: PPN 171265 C#6 and identify if paydown or interest]

(2)All notices of payments and written confirmations of such wire transfers:

Legal and General Investment Management America, Inc.

71 South Wacker Drive, Suite 800

Chicago, IL 60606

Attn: Investment Operations

Email: LGIMAPCOperations@lgima.com AND LGIMPrivateCreditIGUS@lgim.com

(3)E-mail address for Electronic Delivery:

Email address: LGIMPrivateCreditIGUS@lgim.com

(4)All other communications:

Legal and General Investment Management America, Inc.

71 South Wacker Drive, Suite 800

Chicago, IL 60606

Attn: Private Credit Team

Tel: 1-312-964-3059 / 1-312-585-0385

Email: LGIMPrivateCreditIGUS@lgim.com

(5)Original bonds delivered to:

U.S. Bank Trust Services

1555 N. River Center Drive, Suite 302

Milwaukee, Wisconsin  53212

Attention:  Securities Processing

(6)Tax Identification No.:       52-1236145

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
TRANSAMERICA LIFE INSURANCE COMPANY	B	$10,000,000

PAYMENT AND NOTICE INFORMATION

Schedule A

chugach electric association inc 2.91% 10/30/2050

PPN 171265 C#6

TRANSAMERICA LIFE INSURANCE COMPANY	ORIGINAL FACE
Tax ID #39-0989781	$10,000,000.00

ORIGINAL NOTE

A signed copy of the Note MUST be sent to InvSettlements@aegonusa.com

The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

PAYMENTS

Wire of payment due

All payments on account of the TRANSAMERICA LIFE INSURANCE COMPANY shall be made by wire transfer to:

J.P. Morgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

ABA 021000021

DDA: 9009000200

FFC Acct# P46363

Account Name:  TLIC FMDL 07

REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Payment notice

All notices/confirmation of payment information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: AAM GA Portfolio Accounting MS 3G-CR	Attn: Private Placements MS 3C-CR
6300 C Street SW	6300 C Street SW
Cedar Rapids, IA 52499	Cedar Rapids, IA 52499
Email: AAMValueHub@aegonusa.com	Email: privateplacements@aegonusa.com

FINANCIALS, LEGAL, PRE-PAYMENT AND OTHER NOTIFICATIONS

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonusa.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
TRANSAMERICA LIFE INSURANCE COMPANY	B	$7,000,000

PAYMENT AND NOTICE INFORMATION

Schedule A

chugach electric association inc 2.91% 10/30/2050

PPN 171265 C#6

TRANSAMERICA LIFE INSURANCE COMPANY	ORIGINAL FACE
Tax ID #39-0989781	$7,000,000.00

ORIGINAL NOTE

A signed copy of the Note MUST be sent to InvSettlements@aegonusa.com

The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

PAYMENTS

Wire of payment due

All payments on account of the TRANSAMERICA LIFE INSURANCE COMPANY shall be made by wire transfer to:

J.P. Morgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

ABA 021000021

DDA: 9009000200

FFC Acct# P46314

Account Name:  TLIC LTR0 07

REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Payment notice

All notices/confirmation of payment information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: AAM GA Portfolio Accounting MS 3G-CR	Attn: Private Placements MS 3C-CR
6300 C Street SW	6300 C Street SW
Cedar Rapids, IA 52499	Cedar Rapids, IA 52499
Email: AAMValueHub@aegonusa.com	Email: privateplacements@aegonusa.com

FINANCIALS, LEGAL, PRE-PAYMENT AND OTHER NOTIFICATIONS

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

privateplacements@aegonusa.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY	B	$5,000,000

PAYMENT AND NOTICE INFORMATION

Schedule A

chugach electric association inc 2.91% 10/30/2050

ppn

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY	ORIGINAL FACE
Tax ID #36-6071399	$5,000,000.00

ORIGINAL NOTE

A signed copy of the Note MUST be sent to InvSettlements@aegonusa.com

The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

PAYMENTS

Wire of payment due

All payments on account of the TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY shall be made by wire transfer to:

J.P. Morgan Chase Bank, N.A.

4 Chase Metrotech Center

Brooklyn, New York 11245-0001

ABA 021000021

DDA: 9009000200

FFC Acct# P46317

Account Name: TFLIC FMD1 10

Ref:  CUSIP/PPN

Payment notice

All notices/confirmation of payment information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: AAM GA Portfolio Accounting MS 3G-CR	Attn: Private Placements MS 3C-CR
6300 C Street SW	6300 C Street SW
Cedar Rapids, IA 52499	Cedar Rapids, IA 52499
Email: AAMValueHub@aegonusa.com	Email: privateplacements@aegonusa.com

FINANCIALS, LEGAL, PRE-PAYMENT AND OTHER NOTIFICATIONS

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

      privateplacements@aegonusa.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
TRANSAMERICA LIFE (BERMUDA) LTD	B	$4,000,000

PAYMENT AND NOTICE INFORMATION

Schedule A

chugach electric association inc 2.91% 10/30/2050

PPN 171265 C#6

TRANSAMERICA LIFE (BERMUDA) LTD	ORIGINAL FACE
Tax ID #98-0481010	$4,000,000.00

ORIGINAL NOTE

A signed copy of the Note MUST be sent to InvSettlements@aegonusa.com

The Settlements Team will then provide Delivery Instructions to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

PAYMENTS

Wire of payment due

All payments on account of the TRANSAMERICA LIFE (BERMUIDA) LTD shall be made by wire transfer to:

Citibank, N.A.

111 Wall Street

New York, NY  10043

ABA #021000089

DDA #36218394

Custody Account No. 6011415042

FFC TLB TLBH 1B

REFERENCE:  CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

Payment notice

All notices/confirmation of payment information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: AAM GA Portfolio Accounting MS 3G-CR	Attn: Private Placements MS 3C-CR
6300 C Street SW	6300 C Street SW
Cedar Rapids, IA 52499	Cedar Rapids, IA 52499
Email: AAMValueHub@aegonusa.com	Email: privateplacements@aegonusa.com

FINANCIALS, LEGAL, PRE-PAYMENT AND OTHER NOTIFICATIONS

Routine Correspondence, Legal Closing Documents and reporting:

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements MS 3C-CR

6300 C Street SW

Cedar Rapids, IA 52499

T (319) 355-2429

      privateplacements@aegonusa.com

Tax Filings – Please use the below address on any Tax documents, but continue to mail Tax Correspondence to above address.

Transamerica Life International (Bermuda) LTD     Milner Place, Top Floor, 32 Victoria Street, Hamilton HM12,   Bermuda

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
HSBC LIFE (INTERNATIONAL) LIMITED 18/F HSBC CENTRE TOWER 1 1 SHAM MONG ROAD KOWLOON HONG KONG	A	$8,540,000

(1)All payments to be by wire transfer of immediately available funds to:

Intermediate Bank Name: HSBC BANK USA NA

Intermediary Bank Swift Code: MRMDUS33

Intermediary Account Number: 000044415

ABA#: 021001088 CHIPS NO: 0108

Beneficiary Inst Bank Name: THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD

FFC Account Name: INHK-L&A FUND-INFRA DEBT

Final Beneficiary A/C#: 741-019764-201

Beneficiary SWIFT: HSBCHKHHGCC

With sufficient information to identify the source and application of such funds.

(2)Notices and Audit Requests:

All notices of payments and written confirmations of such wire transfers shall be sent to:

Name: Zin LEE/Nick BROWN

Company: HSBC Global Asset Management (UK) Limited

Title: Infrastructure Debt Operations

Address:  Floor 24, 8 Canada Square, London, E14 5HQ

Telephone: +44 (0)7384 790685 / +44 (0)7384 795073

Fax: N/A

(3)Physical Delivery of Notes:

Notes shall be sent via overnight mail to:

Hemant CHANDRASEKARAN/ Jin WEI

HSBC LIFE (INTERNATIONAL) LIMITED

18/F HSBC Centre Tower 1, 1 Sham Mong Road, Kowloon, Hong Kong

Tel. +852 39416482

An electronic copy of the Notes shall be sent by email to:

zin.lee@hsbc.com

nick.brown@hsbc.com

infradebt.surveillance@hsbc.com

LPA_Income_BG@ntrs.com

All other communications shall be sent to:

Head of Infrastructure Debt Investments

HSBC Global Asset Management (UK) Limited

Floor 24

8 Canada Square

London

E14 5HQ

United Kingdom

infradebt.surveillance@hsbc.com

(4)U.S. Tax Identification Number:  98-0214709

(5)Nominee:  NA

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
HSBC LIFE (INTERNATIONAL) LIMITED 18/F HSBC CENTRE TOWER 1 1 SHAM MONG ROAD KOWLOON HONG KONG	A	$2,460,000

(1)All payments to be by wire transfer of immediately available funds to:

Intermediate Bank Name: HSBC BANK USA NA

Intermediary Bank Swift Code: MRMDUS33

Intermediary Account Number: 000044415

ABA#: 021001088 CHIPS NO: 0108

Beneficiary Inst Bank Name: THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD

FFC Account Name: INHK IGIP INFRA DEBT

Final Beneficiary A/C#: 741-143796-201

Beneficiary SWIFT: HSBCHKHHGCC

With sufficient information to identify the source and application of such funds.

(2)Notices and Audit Requests:

All notices of payments and written confirmations of such wire transfers shall be sent to:

Name:Zin LEE/Nick BROWN

Company:HSBC Global Asset Management (UK) Limited

Title:Infrastructure Debt Operations

Address:Floor 24, 8 Canada Square, London, E14 5HQ

Telephone: +44 (0)7384 790685 / +44 (0)7384 795073

Fax: N/A

(3)Physical Delivery of Notes:

Notes shall be sent via overnight mail to:

Hemant CHANDRASEKARAN/ Jin WEI

HSBC LIFE (INTERNATIONAL) LIMITED

18/F HSBC Centre Tower 1, 1 Sham Mong Road, Kowloon, Hong Kong

Tel. +852 39416482

An electronic copy of the Notes shall be sent by email to:

zin.lee@hsbc.com

nick.brown@hsbc.com

infradebt.surveillance@hsbc.com

LPA_Income_BG@ntrs.com

All other communications shall be sent to:

Head of Infrastructure Debt Investments

HSBC Global Asset Management (UK) Limited

Floor 24

8 Canada Square

London

E14 5HQ

United Kingdom
infradebt.surveillance@hsbc.com

(4)U.S. Tax Identification Number:  98-0214709

(5)Nominee:  NA

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
HSBC LIFE (INTERNATIONAL) LIMITED 18/F HSBC CENTRE TOWER 1 1 SHAM MONG ROAD KOWLOON HONG KONG	B	$7,420,000

(1)All payments to be by wire transfer of immediately available funds to:

Intermediate Bank Name: HSBC BANK USA NA

Intermediary Bank Swift Code: MRMDUS33

Intermediary Account Number: 000044415

ABA#: 021001088 CHIPS NO: 0108

Beneficiary Inst Bank Name: THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD

FFC Account Name: INHK PAR WHOLE OF LIFE FUND-INFR DEBT

Final Beneficiary A/C#: 741-143291-201

Beneficiary SWIFT: HSBCHKHHGCC

With sufficient information to identify the source and application of such funds.

(2)Notices and Audit Requests:

All notices of payments and written confirmations of such wire transfers shall be sent to:

Name: Zin LEE/Nick BROWN

Company: HSBC Global Asset Management (UK) Limited

Title: Infrastructure Debt Operations

Address:  Floor 24, 8 Canada Square, London, E14 5HQ

Telephone: +44 (0)7384 790685 / +44 (0)7384 795073

Fax: N/A

(3)Physical Delivery of Notes:

Notes shall be sent via overnight mail to:

Hemant CHANDRASEKARAN/ Jin WEI

HSBC LIFE (INTERNATIONAL) LIMITED

18/F HSBC Centre Tower 1, 1 Sham Mong Road, Kowloon, Hong Kong

Tel. +852 39416482

An electronic copy of the Notes shall be sent by email to:

zin.lee@hsbc.com

nick.brown@hsbc.com

infradebt.surveillance@hsbc.com

LPA_Income_BG@ntrs.com

All other communications shall be sent to:

Head of Infrastructure Debt Investments

HSBC Global Asset Management (UK) Limited

Floor 24

8 Canada Square

London

E14 5HQ

United Kingdom

infradebt.surveillance@hsbc.com

(4)U.S. Tax Identification Number:  98-0214709

(5)Nominee:  NA

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
HSBC LIFE (INTERNATIONAL) LIMITED 18/F HSBC CENTRE TOWER 1 1 SHAM MONG ROAD KOWLOON HONG KONG	B	$4,980,000

(1)All payments to be by wire transfer of immediately available funds to:

Intermediate Bank Name: HSBC BANK USA NA

Intermediary Bank Swift Code: MRMDUS33

Intermediary Account Number: 000044415

ABA#: 021001088 CHIPS NO: 0108

Beneficiary Inst Bank Name: THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD

FFC Account Name: INHK - JADE INFRA DEBT

Final Beneficiary A/C#: 741-143820-201

Beneficiary SWIFT: HSBCHKHHGCC

With sufficient information to identify the source and application of such funds.

(2)Notices and Audit Requests:

All notices of payments and written confirmations of such wire transfers shall be sent to:

Name: Zin LEE/Nick BROWN

Company: HSBC Global Asset Management (UK) Limited

Title: Infrastructure Debt Operations

Address:  Floor 24, 8 Canada Square, London, E14 5HQ

Telephone: +44 (0)7384 790685 / +44 (0)7384 795073

Fax: N/A

(3)Physical Delivery of Notes:

Notes shall be sent via overnight mail to:

Hemant CHANDRASEKARAN/ Jin WEI

HSBC LIFE (INTERNATIONAL) LIMITED

18/F HSBC Centre Tower 1, 1 Sham Mong Road, Kowloon, Hong Kong

Tel. +852 39416482

An electronic copy of the Notes shall be sent by email to:

zin.lee@hsbc.com

nick.brown@hsbc.com

infradebt.surveillance@hsbc.com

LPA_Income_BG@ntrs.com

All other communications shall be sent to:

Head of Infrastructure Debt Investments

HSBC Global Asset Management (UK) Limited

Floor 24

8 Canada Square

London

E14 5HQ

United Kingdom

infradebt.surveillance@hsbc.com

(4)U.S. Tax Identification Number:  98-0214709

(5)Nominee:  NA

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
HSBC LIFE (INTERNATIONAL) LIMITED 18/F HSBC CENTRE TOWER 1 1 SHAM MONG ROAD KOWLOON HONG KONG	B	$1,670,000

(1)All payments to be by wire transfer of immediately available funds to:

Intermediate Bank Name: HSBC BANK USA NA

Intermediary Bank Swift Code: MRMDUS33

Intermediary Account Number: 000044415

ABA#: 021001088 CHIPS NO: 0108

Beneficiary Inst Bank Name: THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD

FFC Account Name: INHK - WGIP INFRA DEBT

Final Beneficiary A/C#: 741-145296-201

Beneficiary SWIFT: HSBCHKHHGCC

With sufficient information to identify the source and application of such funds.

(2)Notices and Audit Requests:

All notices of payments and written confirmations of such wire transfers shall be sent to:

Name: Zin LEE/Nick BROWN

Company: HSBC Global Asset Management (UK) Limited

Title: Infrastructure Debt Operations

Address:  Floor 24, 8 Canada Square, London, E14 5HQ

Telephone: +44 (0)7384 790685 / +44 (0)7384 795073

Fax: N/A

(3)Physical Delivery of Notes:

Notes shall be sent via overnight mail to:

Hemant CHANDRASEKARAN/ Jin WEI

HSBC LIFE (INTERNATIONAL) LIMITED

18/F HSBC Centre Tower 1, 1 Sham Mong Road, Kowloon, Hong Kong

Tel. +852 39416482

An electronic copy of the Notes shall be sent by email to:

zin.lee@hsbc.com

nick.brown@hsbc.com

infradebt.surveillance@hsbc.com

LPA_Income_BG@ntrs.com

All other communications shall be sent to:

Head of Infrastructure Debt Investments

HSBC Global Asset Management (UK) Limited

Floor 24

8 Canada Square

London

E14 5HQ

United Kingdom

infradebt.surveillance@hsbc.com

(4)U.S. Tax Identification Number:  98-0214709

(5)Nominee:  NA

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
HANG SENG INSURANCE COMPANY LIMITED 83 DES VOEUX ROAD CENTRAL HONG KONG	B	$930,000

(1)All payments to be by wire transfer of immediately available funds to:

Intermediate Bank Name: HSBC BANK USA NA

Intermediary Bank Swift Code: MRMDUS33

Intermediary Account Number: 000044415

ABA#: 021001088 CHIPS NO: 0108

Beneficiary Inst Bank Name: THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD

FFC Account Name: HSIC EMBRACELIFE FUND-INFRAD

Final Beneficiary A/C#: 741-240725-201

Beneficiary SWIFT: HSBCHKHHGCC

With sufficient information to identify the source and application of such funds.

(2)Notices and Audit Requests:

All notices of payments and written confirmations of such wire transfers shall be sent to:

Name: Zin LEE/Nick BROWN

Company: HSBC Global Asset Management (UK) Limited

Title: Infrastructure Debt Operations

Address:  Floor 24, 8 Canada Square, London, E14 5HQ

Telephone: +44 (0)7384 790685 / +44 (0)7384 795073

Fax: N/A

(3)Physical Delivery of Notes:

Notes shall be sent via overnight mail to:

Vivian MAK / Ally CHOI

HANG SENG INSURANCE COMPANY LIMITED

30/F, Hang Seng 113

113 Argyle Street, Mong Kok, Hong Kong

Tel. +852 3662 5856 / +852 3662 5267

(Please phone upon arrival)

An electronic copy of the Notes shall be sent by email to:

zin.lee@hsbc.com

nick.brown@hsbc.com

infradebt.surveillance@hsbc.com

LPA_Income_BG@ntrs.com

All other communications shall be sent to:

Head of Infrastructure Debt Investments

HSBC Global Asset Management (UK) Limited

Floor 24

8 Canada Square

London

E14 5HQ

United Kingdom
    infradebt.surveillance@hsbc.com

(4)U.S. Tax Identification Number:  08/01816462

(5)Nominee:  NA

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)	A	$6,000,000

 Principal amount to be purchased: $6,000,000.00

PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

Bank Name:The Bank of New York Mellon

ABA Number:021 000 018

DDA Number:8901323349

Account Name:F008 US PP Collector JHUSA

Account Number:8440548400

BIC:IRVTUS3NIBK

On Order of: Chugach Electric Association, Inc., PPN 171265 C@8 and P&I Breakdown

Full name, interest rate and maturity date of Notes or other obligations

NOTICES AND AUDIT REQUESTS:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and audit requests shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention:  Investment Administration

Email:  InvestmentAdministration@jhancock.com

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA  02116

Attention:  Bond and Corporate Finance, C-2

Email Address:  powerteam@jhancock.com

All other notices shall be sent to:

John Hancock Financial Services          and            John Hancock Financial Services

197 Clarendon Street                                               197 Clarendon Street

Boston, MA  02116                                                   Boston, MA  02116

Attention:  Investment Law, C-3                               Attention:  Bond and Corporate Finance, C-2

  Email Address: powerteam@jhancock.com

TAX IDENTIFICATION NUMBER:  01-0233346

REGISTERED NAME OF SECURITIES:  John Hancock Life Insurance Company (U.S.A.)

DELIVERY OF SECURITIES

All securities are to be sent for receipt the day after the closing as set forth below:

Securities issued to:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Should be delivered to:

John Hancock Financial Services

197 Clarendon Street, C-3

Boston, MA  02116

Attention:  Ashley Elizabeth Hamilton

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)	B	$6,000,000

 Principal amount to be purchased: $6,000,000.00

PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

Bank Name:The Bank of New York Mellon

ABA Number:021 000 018

DDA Number:8901323349

Account Name:F008 US PP Collector JHUSA

Account Number:8440548400

BIC:IRVTUS3NIBK

On Order of: Chugach Electric Association, Inc. PPN 171265 C#6 and P&I Breakdown

Full name, interest rate and maturity date of Notes or other obligations

NOTICES AND AUDIT REQUESTS:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and audit requests shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention:  Investment Administration

Email:  InvestmentAdministration@jhancock.com

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA  02116

Attention:  Bond and Corporate Finance, C-2

Email Address:  powerteam@jhancock.com

All other notices shall be sent to:

John Hancock Financial Services          and            John Hancock Financial Services

197 Clarendon Street                                               197 Clarendon Street

Boston, MA  02116                                                   Boston, MA  02116

Attention:  Investment Law, C-3                               Attention:  Bond and Corporate Finance, C-2

  Email Address: powerteam@jhancock.com

TAX IDENTIFICATION NUMBER:  01-0233346

REGISTERED NAME OF SECURITIES:  John Hancock Life Insurance Company (U.S.A.)

DELIVERY OF SECURITIES

All securities are to be sent for receipt the day after the closing as set forth below:

Securities issued to:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Should be delivered to:

John Hancock Financial Services

197 Clarendon Street, C-3

Boston, MA  02116

Attention:  Ashley Elizabeth Hamilton

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
MANULIFE LIFE INSURANCE COMPANY Marunouchi Trust Tower North 15F 1-8-1 Marunouchi, Chiyoda-ku, Tokyo, Japan 100-0005	B	$2,500,000

Principal amount to be purchased: $2,500,000.00

(1)	PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

USD

Bank Name:	The Bank of New York Mellon, New York (BIC: IRVTUS3N)
ABA:	021-000-018
Beneficiary Bank BIC:	IRVTUS3NIBK
Beneficiary Bank A/C #:	8901323349
Ultimate Beneficiary A/C #:	2491478400
Ultimate Beneficiary Name:	J108 MLJ COLLECTOR AC US PRIVATE

(2)	NOTICES AND AUDIT REQUESTS:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

Manulife Life Insurance Company

Marunouchi Trust Tower North 15F

1-8-1 Marunouchi, Chiyoda-ku, Tokyo,

Japan 100-0005

Attention:Head of Investments

Telephone:81-3-6267-1800

Fax:81-3-6267-1799

Email:MLJIO_Settlement_Team@manulife.com

and

Manulife Financial

200 Bloor Street East, NT2-D70

Toronto, Ontario, Canada M4W 1E5

Attention:Asia-Canadian Private Placement Team

Email:Asia-Canadian_PP@manulife.com

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

Manulife Life Insurance Company

Marunouchi Trust Tower North 15F

1-8-1 Marunouchi, Chiyoda-ku, Tokyo

Japan 100-0005

Attention:Head of Investments

Telephone:81-3-6267-1800

Fax:81-3-6267-1799

Email:MLJIO_Settlement_Team@manulife.com,

Asia-Canadian_PP@manulife.com

and

Manulife Asset Management (Asia)

16/F, Lee Garden One, 33 Hysan Avenue

Causeway Bay, Hong Kong

Attention:Calvin Yip, General Account Investments

Helen Lo, General Account Investments

Justin Yeung, General Account Investments

Jonathan Luk, General Account Investments

Email:corporate_finance_asia@manulife.com

Fax number:852-2295-1771

and

John Hancock Financial Services

197 Clarendon Street, C-2

Boston, MA 02116

Attention:Bond and Corporate Finance

Team Email:powerteam@jhancock.com

All other notices shall be sent to:

Manulife Life Insurance Company

Marunouchi Trust Tower North 15F

1-8-1 Marunouchi,  Chiyoda-ku, Tokyo,

Japan 100-0005

Attention: Head of Investments

Telephone: 81-3-6267-1800

Fax: 81-3-6267-1799

Email:  MLJIO_Settlement_Team@manulife.com

For electronic notices, please email to corporate_finance_asia@manulife.com and Asia_GA_Legal@manulife.com.

(3)	TAX IDENTIFICATION NUMBER: 98-0427213

(4)	REGISTERED NAME OF SECURITIES: Manulife Life Insurance Company

(5)	DOCUMENTATION DELIVERY REQUIREMENTS

Original securities should be sent the day after closing to:

CIBC Mellon Global Securities Services

1 York Street, Suite 900, Vault Operations

Toronto, Ontario

M5J 0B6

Canada

Attention: Michael Ishisbashi (Tel: 416-643-3240)

Reference:  Manulife Life Insurance Company - Account # 249147 / J108

Also please forward a copy of the note(s) to Asia-Canadian_PP@manulife.com mailbox so we can instruct CIBC to deposit the Note(s).

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
MANULIFE (INTERNATIONAL) LIMITED 22/F, Manulife Financial Centre, 223-231 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong	B	$3,000,000

Principal amount to be purchased: $3,000,000.00

(1)	PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

(2)	NOTICES AND AUDIT REQUESTS:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and audit requests shall be sent to:

Manulife Financial

200 Bloor Street East, NT2-D70

Toronto, Ontario, Canada M4W 1E5

Attention:  Asia-Canadian Private Placement Team

Email:  Asia-Canadian_PP@manulife.com

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

Manulife Asset Management (Asia)

16/F, Lee Garden One, 33 Hysan Avenue

Causeway Bay, Hong Kong

Attention:       Calvin Yip, General Account Investments

Helen Lo, General Account Investments

Justin Yeung, General Account Investments

Jonathan Luk, General Account Investments

Fax:  852-2295-1771

Email:  corporate_finance_asia@manulife.com

and

John Hancock Financial Services

197 Clarendon Street, C-2

Boston, MA 02116

Attention:  Bond and Corporate Finance

Team Email:   powerteam@jhancock.com

All other notices shall be sent to:

Manulife Asset Management (Asia)

16/F, Lee Garden One, 33 Hysan Avenue

Causeway Bay, Hong Kong

Attention: Asia Legal Counsel

Email:Asia_GA_Legal@manulife.com

For electronic notices, please email to corporate_finance_asia@manulife.com and Asia_GA_Legal@manulife.com.

(3)	TAX IDENTIFICATION NUMBER: 09760645

(4)	REGISTERED NAME OF SECURITIES: Manulife (International) Limited

(5)	DOCUMENTATION DELIVERY REQUIREMENTS

Original securities should be sent the day after closing to:

CIBC Mellon Global Securities Services

1 York Street, Suite 900, Vault Operations

Toronto, Ontario

M5J 0B6

Canada

Attention: Michael Ishisbashi (Tel: 416-643-3240)

Reference:  Manulife (International) Limited - Account # 844159  / 28AA

Also please forward a copy of the note(s) to Asia-Canadian_PP@manulife.com mailbox so we can instruct CIBC to deposit the Note(s).

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
MANULIFE (SINGAPORE) PTE. LTD. 8 Cross Street #15-01 Manulife Tower Singapore 048424	B	$2,500,000

Principal amount to be purchased: $2,500,000.00

(1)	PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

(2)	NOTICES AND AUDIT REQUESTS:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and audit requests shall be sent to:

Manulife Financial

200 Bloor Street East, NT2-D70

Toronto, Ontario, Canada  M4W 1E5

Attention:  Asia-Canadian Private Placement Team

Email:  Asia-Canadian_PP@manulife.com

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

Manulife Asset Management (Asia)

16/F, Lee Garden One, 33 Hysan Avenue

Causeway Bay, Hong Kong

Attention:       Calvin Yip, General Account Investments

Helen Lo, General Account Investments

Justin Yeung, General Account Investments

Jonathan Luk, General Account Investments

Email:   corporate_finance_asia@manulife.com

Fax number: 852-2295-1771

and

Manulife (Singapore) Pte. Ltd.

8 Cross Street

#16-02 Manulife Tower

Singapore 048424

Attention: Rachel Wong and Tenkai Taguchi (Investments)

Email:sgp_investment@manulife.comand Portfolio_Management_Asia@manulife.com

and

John Hancock Financial Services

197 Clarendon Street, C-2

Boston, MA 02116

Attention: Bond and Corporate Finance

Team Email: powerteam@jhancock.com

All other notices shall be sent to:

Manulife Asset Management (Asia)

16/F, Lee Garden One, 33 Hysan Avenue

Causeway Bay, Hong Kong

Attention: Asia Legal Counsel

Email:Asia_GA_Legal@manulife.com

For electronic notices, please email to corporate_finance_asia@manulife.com and Asia_GA_Legal@manulife.com.

(3)	TAX IDENTIFICATION NUMBER: 198002116D

(4)	REGISTERED NAME OF SECURITIES: Manulife (Singapore) Pte. Ltd.

(5)	DOCUMENTATION DELIVERY REQUIREMENTS

Original securities should be sent the day after closing to:

CIBC Mellon Global Securities Services

1 York Street, Suite 900, Vault Operations

Toronto, Ontario

M5J 0B6

Canada

Attention: Michael Ishisbashi (Tel: 416-643-3240)

Reference: Manulife (Singapore) Pte. Ltd. - Account # 844175 / 14AA

Also please forward a copy of the note(s) to Asia-Canadian_PP@manulife.com mailbox so we can instruct CIBC to deposit the Note(s).

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
MANUFACTURERS LIFE REINSURANCE LIMITED The Goddard Building, Haggatt Hall St. Michael, BB 11059 Barbados	B	$3,000,000

Principal amount to be purchased: $3,000,000.00

(1)	PAYMENTS:

All payments to be by bank wire transfer of immediately available funds to:

(2)	NOTICES AND AUDIT REQUESTS:

All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and audit requests shall be sent to:

Manulife Financial

200 Bloor Street East, NT2-D70

Toronto, Ontario, Canada  M4W 1E5

Attention:  Asia-Canadian Private Placement Team

Email:  Asia-Canadian_PP@manulife.com

All notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

Manulife Asset Management (Asia)

16/F, Lee Garden One, 33 Hysan Avenue

Causeway Bay, Hong Kong

Attention:Calvin Yip, General Account Investments

Helen Lo, General Account Investments

Justin Yeung, General Account Investments

Jonathan Luk, General Account Investments

Email: corporate_finance_asia@manulife.com

Fax number: 852-2295-1771

and

John Hancock Financial Services

197 Clarendon Street, C-2

Boston, MA 02116

Attention: Bond and Corporate Finance

Team Email: powerteam@jhancock.com

All other notices shall be sent to:

Manulife Asset Management (Asia)

16/F, Lee Garden One, 33 Hysan Avenue

Causeway Bay, Hong Kong

Attention: Asia Legal Counsel

Email:Asia_GA_Legal@manulife.com

For electronic notices, please email to corporate_finance_asia@manulife.com and Asia_GA_Legal@manulife.com.

(3)	TAX IDENTIFICATION NUMBER: 1000007310686

(4)	REGISTERED NAME OF SECURITIES: Manufacturers Life Reinsurance Limited

(5)	DOCUMENTATION DELIVERY REQUIREMENTS

Original securities should be sent the day after closing to:

CIBC Mellon Global Securities Services

1 York Street, Suite 900, Vault Operations

Toronto, Ontario

M5J 0B6

Canada

Attention: Michael Ishisbashi (Tel: 416-643-3240)

Reference: Manufactures Life Reinsurance Limited - Account # 844180 / 49AA

Also please forward a copy of the note(s) to Asia-Canadian_PP@manulife.com mailbox so we can instruct CIBC to deposit the Note(s).

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
THRIVENT FINANCIAL FOR LUTHERANS	A B	$7,000,000 $16,000,000

Payments to:

ABA # 011000028

State Street Bank & Trust Co.

DDA # A/C – 6813-049-1

Fund Number: NCE1

Fund Name: Thrivent Financial for Lutherans

All payments must include the following information:

Security Description

Private Placement Number

Reference Purpose of Payment

Interest and/or Principal Breakdown

Notices of payments and written confirmation of such wire transfers to:

Investment Division-Private Placements

Attn: William J. Hochmuth

Thrivent Financial for Lutherans

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402

Fax: (612) 844-4027

Email: privateinvestments@thrivent.com

With a copy to:

Attn: Jeremy Anderson or Harmon Bergenheier

Thrivent Financial for Lutherans

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402

Email: boxprivateplacement@thrivent.com

All other communications to:

Thrivent Financial for Lutherans

Attn:  Investment Division-Private Placements

901 Marquette Avenue, Suite 2500

Minneapolis, MN 55402

Fax:  (612) 844-4027

Email: privateinvestments@thrivent.com

Issue Notes in name of:

Thrivent Financial for Lutherans

Taxpayer ID Number(s):

39-0123480

Private Placement Notes sent to:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

Attn: 5th floor / NY Window / Robert Mendez

Ref: State Street Account

Fund Name:  Thrivent Financial for Lutherans

Fund Number:  NCE1

    With a .pdf copy to:

Lisa Corbin boxprivateplacementlegal@thrivent.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
New York Life Insurance Company	A B	$5,900,000 $10,000,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  kimberly_stepancic@nylinvestors.com and jessica_maizel@nylinvestors.com.

NEW YORK LIFE INSURANCE COMPANY
(Tax I.D. No. 13-5582869)

(1) All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York 10019
ABA No. 021-000-021
Swift Code: CHASUS33
Credit: New York Life Insurance Company
General Account No. 008-9-00687

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2) All other communications:
New York Life Insurance Company
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention: Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel
Investment Section, Room 1016
Fax #: 212-576-8340

NYL Locked 2.26.2015 (Rev 12.2018)

(4) Physical address for notes delivery.

Fed EX delivery address:
JPMorgan
4 Metro Tech Center
Physical Receive – 3rd floor
Brooklyn, NY 11245-0001
Tele: (718) 242 0263
Ref: New York Life Insurance Company G51405

Physical delivery via messenger:
JPMorgan
4 Metro Tech Center
Physical Receive – Window 5
Brooklyn, NY 11245-0001
(718) 242-0263
(Willoughby Street side of the building)
Ref: New York Life Insurance Company G51405

NYL Locked 2.26.2015 (Rev 12.2018)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
New York Life Insurance and Annuity Corporation	A B	$2,400,000 $2,500,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  kimberly_stepancic@nylinvestors.com and jessica_maizel@nylinvestors.com.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Tax I.D. No. 13-3044743)

(1) All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Swift Code: CHASUS33
Credit: New York Life Insurance and Annuity Corporation
General Account No. 323-8-47382

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2) All other communications:

New York Life Insurance and Annuity Corporation
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel
Investment Section, Room 1016
Fax #: 212-576-8340

NYL Locked 2.26.2015 (Rev 12.2018)

(4) Physical address for notes delivery.

Fed EX delivery address:
JPMorgan
4 Metro Tech Center
Physical Receive – 3rd floor
Brooklyn, NY 11245-0001
Tele: (718) 242 0263
Ref: New York Life Insurance and Annuity Corporation G51410

Physical delivery via messenger:
JPMorgan
4 Metro Tech Center
Physical Receive – Window 5
Brooklyn, NY 11245-0001
(718) 242-0263
(Willoughby Street side of the building)
Ref: New York Life Insurance and Annuity Corporation G51410

NYL Locked 2.26.2015 (Rev 12.2018)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI30C)	A B	$500,000 $500,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  kimberly_stepancic@nylinvestors.com and jessica_maizel@nylinvestors.com.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
(Tax I.D. No. 13-3044743)

(1) All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Swift Code: CHASUS33
Credit: NYLIAC SEPARATE BOLI 30C
General Account No. 304-6-23970

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds, with advice of such payments to:

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor Room 208
New York, New York 10010-1603
Attention: Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2) All other communications:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor Room 208
New York, New York 10010-1603
Attention: Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:
Attention: Office of General Counsel
Investment Section, Room 1016
Fax #: 212-576-8340

(3) Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)
(4) Physical address for notes delivery.

NYL Locked 2.26.2015 (Rev 12.2018)

Fed EX delivery address:
JPMorgan
4 Metro Tech Center
Physical Receive – 3rd floor
Brooklyn, NY 11245-0001
Tele: (718) 242 0263
Ref: NYLIAC BOLI 30C Yield G11003

Physical delivery via messenger:
JPMorgan
4 Metro Tech Center
Physical Receive – Window 5
Brooklyn, NY 11245-0001
(718) 242-0263
(Willoughby Street side of the building)
Ref: NYLIAC BOLI 30C Yield G11003

NYL Locked 2.26.2015 (Rev 12.2018)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI30D)	A	$100,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  kimberly_stepancic@nylinvestors.com and jessica_maizel@nylinvestors.com.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30D)
(Tax I.D. No. 13-3044743)

(1) All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank
New York, New York
ABA No. 021-000-021
Swift Code: CHASUS33
Credit: NYLIAC SEPARATE BOLI 30D (1583)
General Account No. 860-3-18807

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2) All other communications:

New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention: Office of General Counsel
Investment Section, Room 1016
Fax #: 212-576-8340

NYL Locked 2.26.2015 (Rev 12.2018)

(4) Physical address for notes delivery.

Fed EX delivery address:
JPMorgan
4 Metro Tech Center
Physical Receive – 3rd floor
Brooklyn, NY 11245-0001
Tele: (718) 242 0263
Ref: NYLIAC BOLI 50 Separate Account 32 G10938

Physical delivery via messenger:
JPMorgan
4 Metro Tech Center
Physical Receive – Window 5
Brooklyn, NY 11245-0001
(718) 242-0263
(Willoughby Street side of the building)
Ref: NYLIAC BOLI 50 Separate Account 32 G10938

NYL Locked 2.26.2015 (Rev 12.2018)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee Hare & Co., LLC (as nominee for the NYL- JH Trust)	A	$100,000

See instructions on following page.

Also, with respect to any notices delivered electronically under clause 2 in the attached, please also send a copy to:  kimberly_stepancic@nylinvestors.com and jessica_maizel@nylinvestors.com.

(Tax I.D. No. _136062916_)

(1) All payments by wire or intrabank transfer of immediately available funds to:

The Bank of New York Mellon
ABA 021-000-018
Swift Code: IRVTUS3N
GLA111566
f/f/c NEW YORK LIFE JH CLOSE PRIVATE 1804

Payments should include the following information in the field for details of payment: CUSIP, Security Description (if the CUSIP is not available), Rate, Maturity, Principal amount, Interest amount.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

BNY Mellon
US Income
2 Hanson Place
Private placement Dept 10th floor
Brooklyn, NY 11217

with a copy sent electronically to:

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to Purisima.Teylan@bnymellon.com, malinda.gomba.pollack@bnymellon.com, and NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2) All other communications:

New York Life Insurance Company
c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention: Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

NYL Locked 7.1.2015 (Rev 12.2018)

Attention: Office of General Counsel
Investment Section, Room 1016
Fax #: 212-576-8340

(4) Physical address for notes delivery*

Address for Mailing Certificates:
The Depository Trust Company
570 Washington Blvd - 5th floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
Account # 491610 New York Life JH Close Private 1804

***PLEASE USE ENTIRE NOTE DELIVERY ADDRESS**
ACCOUNT NUMBER AND NAME MUST BE INCLUDED ON COVER LETTER

NYL Locked 7.1.2015 (Rev 12.2018)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The Northwestern Mutual Life Insurance Company	A	$20,790,000

Initial Aggregate Amount of Bonds
I. The Northwestern Mutual Life Insurance Company	$20,790,000

II.

All payments on account of Bonds held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

US Bank, NA

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA:  075 000 022

Account Number:   ********4583

Account Name:  *************(Contact Purchaser to obtain)

To obtain full acct name and number, contact our Treasury & Investment Operations Department,

E-mail:  payments@northwesternmutual.com

III.

All notices with respect to confirmation of payments on account of the Bonds shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

IV.

All other communications shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

V. Address for delivery of Bonds and Closing Documents: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Christine L. Rittberg

VI. If posted to IntraLinks or another document repository/hosted website to: Email: preautodownload@northwesternmutual.com
VII. Tax Identification No.: 39-0509570

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account	A	$210,000

Initial Aggregate Amount of Bonds
I.The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account	$210,000

II.All payments on account of Bonds held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

US Bank, NA

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA:  075 000 022

Account Number:   ********4708

Account Name: *************(Contact Purchaser to obtain)

To obtain full acct name and number, contact our Treasury & Investment Operations Department,

E-mail: payments@northwesternmutual.com

III.All notices with respect to confirmation of payments on account of the Bonds shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

IV.All other communications shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

for its Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

V.Address for delivery of Bonds: The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Christine L. Rittberg
VI.If posted to IntraLinks or another document repository/hosted website to: Email: preautodownload@northwesternmutual.com
VII.Tax Identification No.: 39-0509570

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
PRINCIPAL LIFE INSURANCE COMPANY	A B	$7,250,000 $12,000,000

NOTES ARE TO BE REGISTERED IN THE NAME OF:

PRINCIPAL LIFE INSURANCE COMPANY

2.38% Note due 2039: Purchaser will require a Note in the amount of $7,250,000.00.

2.91% Note due 2050: Purchaser will require a Note in the amount of $12,000,000.00.

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY 10022

ABA No.:  021000089

For credit to Principal Life Insurance Company

Account No.:  36274409

FFC: 20804600

Attn:  PPN 171265 C@8 – 2.38% Tranche A Chugach Electric Association, Inc. due 2039

Attn:  PPN 171265 C#6 – 2.91% Tranche B Chugach Electric Association, Inc. due 2050

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All Notices to:

Principal Global Investors, LLC

ATTN:  Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

and via Email:  Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn:  Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Tax Identification No.:  42-0127290

Upon closing, deliver original Notes to:

Citibank NA

399 Park Avenue

Level C Vault

New York, NY 10022

Attn:  Keith Whyte

212-559-1207

PPN 171265 C@8 – 2.38% Tranche A Chugach Electric Association, Inc.

PPN 171265 C#6 – 2.91% Tranche B Chugach Electric Association, Inc.

**  PLEASE MAKE SURE CUSIP NUMBER AND FFC: 20804600 IS ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE

With a pdf copy to:

Sally D. Sorensen [sorensen.sally.d@principal.com]

Laura Dunsbergen [dunsbergen.laura@principal.com]

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
PRINCIPAL LIFE INSURANCE COMPANY	A	$750,000

NOTES ARE TO BE REGISTERED IN THE NAME OF:

PRINCIPAL LIFE INSURANCE COMPANY

2.38% Note Due 2039: Purchaser will require one Note in the amount of $750,000.00.

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY

ABA No.:  021000089

For credit to Principal Life Insurance Company

Account No.:  36274409

FFC: 20389800

Attn:  PPN 171265 C@8 – 2.38% Tranche A Chugach Electric Association, Inc. due 2039

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All Notices to:

Principal Global Investors, LLC

ATTN:  Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

and via Email:  Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn:  Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Tax Identification No.:  42-0127290

Upon closing, deliver original Notes to:

Citibank NA

399 Park Avenue

Level C Vault

New York, NY 10022

Attn:  Keith Whyte

212-559-1207

PPN 171265 C@8 –  Chugach Electric Association, Inc.

**  PLEASE MAKE SURE CUSIP NUMBER AND FFC 20389800 ARE ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE

With a pdf copy to:

Sally D. Sorensen [sorensen.sally.d@principal.com]

Laura Dunsbergen [dunsbergen.laura@principal.com]

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
PRINCIPAL LIFE INSURANCE COMPANY	B	$1,000,000

NOTES ARE TO BE REGISTERED IN THE NAME OF:

PRINCIPAL LIFE INSURANCE COMPANY

2.91% Note due 2050: Purchaser will require a Note in the amount of $1,000,000.00.

All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY 10022

ABA No.:  021000089

For credit to Principal Life Insurance Company

Account No.:  36274409

FFC: 23664700

Attn:  PPN 171265 C#6 – 2.91% Tranche B Chugach Electric Association, Inc. due 2050

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All Notices to:

Principal Global Investors, LLC

ATTN:  Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

and via Email:  Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn:  Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

Tax Identification No.:  42-0127290

Upon closing, deliver original Notes to:

Citibank NA

399 Park Avenue

Level C Vault

New York, NY 10022

Attn:  Keith Whyte

212-559-1207

PPN 171265 C#6 –  Chugach Electric Association, Inc.

**  PLEASE MAKE SURE CUSIP NUMBER AND FFC: 23664700 IS ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE

With a pdf copy to:

Sally D. Sorensen [sorensen.sally.d@principal.com]

Laura Dunsbergen [dunsbergen.laura@principal.com]

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
UNUM LIFE INSURANCE COMPANY OF AMERICA (Note to be registered in the name of “CUDD & CO. LLC”)	B	$19,000,000

(1)Address all notices regarding payments

and all other communications to:

Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee  37402

Telephone:(423) 294-1172

Fax: (423) 209-3781

E-mail:fnewtonjr@unum.com and a copy to

PrivateCompliance@unum.com

(2)All payments on account of the

Note shall be made by wire

transfer of immediately available

funds to:

CUDD & CO. LLC

c/o JPMorgan Chase Bank

New York, NY

ABA No. 021000021

SSG Private Income Processing

A/C #9009002859

Custodial Account No. G09624

Please reference:Chugach Electric Association, Inc.

PPN 171265 C#6

Coupon = 2.91%

Maturity = October 30, 2050

Principal=$_____________

Interest=$_____________

(3)Tax Identification Number:  13-6022143 (CUDD & CO. LLC)

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY	A	$9,000,000

Name of Purchaser

Great-West Life & Annuity Insurance Company

US TIN:  84-0467907

UK DTTP No.:  13/G/63192/DTTP

SECURITIES SHALL BE REGISTERED UNDER THE FOLLOWING NAME:

Great-West Life & Annuity Insurance Company

Payment Instructions – All payments shall be made by wire transfer as follows:

The Bank of New York Mellon

ABA No.:  021-000-018

BNF:  GLA111566

Account No.:  6409358400

Account Name:  Great-West Life & Annuity Insurance Company

Attn:  Income Collection Department

Reference:  Security Description and PPN 171265 C@8

Notices And Communications

Great-West Life & Annuity Insurance Company

8525 East Orchard Road, 1T3

Greenwood Village, CO 80111

Attn:  Investments Division

Email:  bond_compliance@greatwest.com

(Email is preferred method)

Physical Delivery of Securities

The Depository Trust Company

570 Washington Boulevard, 5th Floor

Jersey City, NJ 07310

Attn:  BNY Mellon/Branch Deposit Department

Reference:  Great-West Life & Annuity Insurance Company / Acct No. 640935

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
THE CANADA LIFE ASSURANCE COMPANY	A	$9,000,000

Name of Purchaser

The Canada Life Assurance Company

US TIN:  98-1527257

SECURITIES SHALL BE REGISTERED UNDER THE FOLLOWING NAME:

The Canada Life Assurance Company

Payment Instructions (USD) – All payments shall be made by wire transfer as follows:

Corresponding Bank:    Wells Fargo Bank, NA

SWIFT Code:  PNBPUS3NNYC

ABA No.:  026005092

Beneficiary’s Bank:  Bank of Montreal

335 Main Street

Winnipeg, Manitoba, Canada R3C 1C2

SWIFT Code:  BOFMCAM2

Beneficiary:  The Canada Life Assurance Company

100 Osborne Street North

Winnipeg, Manitoba, Canada R3C 1V3

Acct No.: 05794600025

(Beneficiary address must be referenced)

Reference:    Security Description and PPN 171265 C@8

Notices And Communications

The Canada Life Assurance Company

100 Osborne Street North

Winnipeg, Manitoba

CANADA  R3C 1V3

Attn:  Investment Operations – 3C

Email:  GATradingMailboxM@canadalife.com

cc:  Great-West Life & Annuity Insurance Company

8525 East Orchard Road, 1T3

Greenwood Village, CO 80111

Attn:  Investments Division

      Email:  bond_compliance@greatwest.com

Physical Delivery of Securities

The Canada Life Assurance Company

100 Osborne Street North

Winnipeg, Manitoba

CANADA  R3C 1V3

Attn:  Investment Operations – 3C

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Equitable Financial Life Insurance Company	A	$8,000,000

Chugach Electric Association Inc 2.38% Note due October 30, 2039 Face Amount: $8,000,000

PAYMENT AND COMMUNICATION INFORMATION

Account (s):Equitable Financial Life Insurance Company

IRS Employer Identification Number:13-557-0651

Private Placement notes issued in the name of Equitable Financial Life Insurance Company

Bond Delivery Instructions:

Equitable Financial Life Insurance Company 8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262 Attention: Deirdra Hunter

Telephone Number: 980-308-8522

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company 4 Chase Metrotech Center

Brooklyn, New York 11245 ABA No.: 021-000021

Bank Account: 615-9-83589 Custody Account: G27664

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company C/O AllianceBernstein LP

1345 Avenue of the Americas 37th Floor

New York, New York 10105

Attention: Angel Salazar / Shiean Mercado Telephone: 212-969-2491 / 212-823-3228

Email: angel.salazar@alliancebernstein.com shiean.mercado@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company c/o AllianceBernstein LP

1345 Avenue of the Americas 38th Floor

New York, NY 10105 Attention: Richard Federico Telephone #: 212- 969-2349

Email: richard.federico@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Equitable Financial Life Insurance Company	B	$7,000,000

Chugach Electric Association Inc 2.91% Note due October 30, 2050 Face Amount: $7,000,000

PAYMENT AND COMMUNICATION INFORMATION

Account (s):Equitable Financial Life Insurance Company

IRS Employer Identification Number:13-557-0651

Private Placement notes issued in the name of Equitable Financial Life Insurance Company

 Bond Delivery Instructions:

Equitable Financial Life Insurance Company 8501 IBM Dr.

Suite 150, ME.431

Charlotte, North Carolina 28262 Attention: Deirdra Hunter

Telephone Number: 980-308-8522

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): Equitable Financial Life Insurance Company 4 Chase Metrotech Center

Brooklyn, New York 11245 ABA No.: 021-000021

Bank Account: 037-2-413336 Custody Account: G04657

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company C/O AllianceBernstein LP

1345 Avenue of the Americas 37th Floor

New York, New York 10105

Attention: Angel Salazar / Shiean Mercado Telephone: 212-969-2491 / 212-823-3228

Email: angel.salazar@alliancebernstein.com shiean.mercado@alliancebernstein.com

Address for all other communications:

Equitable Financial Life Insurance Company c/o AllianceBernstein LP

1345 Avenue of the Americas 38th Floor

New York, NY 10105 Attention: Richard Federico Telephone #: 212- 969-2349

Email: richard.federico@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY	B	$1,000,000

Chugach Electric Association Inc 2.91% Note due October 30, 2050 Face Amount: $1,000,000

PAYMENT AND COMMUNICATION INFORMATION

Account (s): HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

IRS Employer Identification Number: 22-0999690

Private Placement notes issued in the name of Cudd & Co, LLC:

Delivery Instructions

AllianceBernstein LP

1345 Avenue of the Americas 37th Floor

New York, New York 10105 Attention: Angel Salazar

Telephone Number: 212-969-2491

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan / Chase ABA No.: 021-000021

For Credit to the Private Income Processing Group Account Number: 900-9000-200

Account: Horizon Blue Cross and Blue Shield of New Jersey-P60748 Ref: Description of security, CUSIP, Principal and Interest split

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

JP Morgan Chase Manhattan Bank 14201 N. Dallas Parkway

13th Floor

Dallas, Texas 75254-2917

Fax: 469-477-1904

Second Copy of Payments and Written Confirmations:

Horizon Blue Cross and Blue Shield of New Jersey c/o AllianceBernstein LP

1345 Avenue of the Americas 37th Floor

New York, NY 10105

Attention: Angel Salazar / Shiean Mercado Telephone #: 212 -969-2491 / 212-823-3228

Email: angel.salazar@alliancebernstein.com shiean.mercado@alliancebernstein.com

Third Copy of Payments and Written Confirmations:

Horizon Blue Cross and Blue Shield of New Jersey Three Penn Plaza

PP-15K

Newark, NJ 07105-2200

Attention: Susan McCarthy-Manager Cash & Investments Telephone: 973-466-8568 / 973-466-4375

Fax:973-466-8461

Address for all other Communications:

Horizon Blue Cross and Blue Shield of New Jersey c/o AllianceBernstein LP

1345 Avenue of the Americas 38th Floor

New York, NY 10105 Attention: Richard Federico Telephone #: 212- 969-2349

Email: richard.federico@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
STATE FARM LIFE INSURANCE COMPANY	A	$14,500,000

STATE FARM LIFE INSURANCE COMPANY

TAX ID #37-0533090

Participation/Series:$14,500,000/2.38% Amortizing First Mortgage Bonds due October 30, 2039

Wire Transfer Instructions:

All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium.

Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Life Insurance Company.

E-mail: privateplacements@statefarm.com

Phone: (309) 766-2386

Send notices, financial statements, officer’s certificates and other correspondence to:

State Farm Life Insurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL   61710

If by E-Mail:privateplacements@statefarm.com

Send confirms to:

State Farm Life Insurance Company

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL   61710

Send the original security (via registered mail) to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department

Account: G06893

Send an additional copy of the original security plus an original set of closing documents and one conformed copy of the Note Purchase Agreement to:

State Farm Insurance Companies

One State Farm Plaza

Bloomington, Illinois 61710

Attn:   Corporate Law-Investments, A-3

Christiane M. Stoffer, Associate General Counsel

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
STATE FARM INSURANCE COMPANIES EMPLOYEE RETIREMENT TRUST	A	$1,000,000

STATE FARM INSURANCE COMPANIES EMPLOYEE RETIREMENT TRUST

TAX ID #36-6042145

Participation/Series:$1,000,000/2.38% Amortizing First Mortgage Bonds due October 30, 2039

Wire Transfer Instructions:

All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium.

Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Insurance Companies Employee Retirement Trust.

E-mail: privateplacements@statefarm.com

Phone: (309) 766-2386

Send notices, financial statements, officer’s certificates and other correspondence to:

State Farm Insurance Companies Employee Retirement Trust

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL   61710

If by E-Mail:privateplacements@statefarm.com

Send confirms to:

State Farm Insurance Companies Employee Retirement Trust

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL   61710

Send the original security (via registered mail) to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department

Account: G07251

Send an additional copy of the original security plus an original set of closing documents and one conformed copy of the Note Purchase Agreement to:

State Farm Insurance Companies

One State Farm Plaza

Bloomington, Illinois 61710

Attn: Corporate Law-Investments, A-3

        Christiane M. Stoffer, Associate General Counsel

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY	A	$500,000

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

TAX ID #37-0805091

Participation/Series:$500,000/2.38% Amortizing First Mortgage Bonds due October 30, 2039

Wire Transfer Instructions:

All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, including issuer, CUSIP number, interest rate, maturity date, and whether payment is interest, principal, or premium.

Please contact our Investment Department to securely obtain wire transfer instructions for State Farm Life and Accident Assurance Company.

E-mail: privateplacements@statefarm.com

Phone: (309) 766-2386

Send notices, financial statements, officer’s certificates and other correspondence to:

State Farm Life and Accident Assurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL   61710

If by E-Mail:privateplacements@statefarm.com

Send confirms to:

State Farm Life and Accident Assurance Company

Investment Accounting Dept. D-3

One State Farm Plaza

Bloomington, IL   61710

Send the original security (via registered mail) to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor
Brooklyn, New York 11245-0001
Attention:  Physical Receive Department

Account: G06895

Send an additional copy of the original security plus an original set of closing documents and one conformed copy of the Note Purchase Agreement to:

State Farm Insurance Companies

One State Farm Plaza

Bloomington, Illinois 61710

Attn: Corporate Law-Investments, A-3

Christiane M. Stoffer, Associate General Counsel

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	A	$5,000,000

REGISTER SECURITIES IN THE NAME OF:  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Note:  a separate security will be needed for each breakdown listed below)

Tax ID for The Lincoln National Life Insurance Company:  35-0472300

--------------------------------------------------------------------------------------------------------------------------------------------

SECURITY:   Chugach Electric Association, 2.38% First Mortgage Bond due 10/30/2039

NOTE

AMOUNT	LINCOLN ACCOUNT NAME	BANK CUSTODY ACCT #
5,000,000	The Lincoln National Life Insurance Co (SA0102)	385634

PRINCIPAL & INTEREST PAYMENTS:

 The Bank of New York Mellon

(via Fed Wire)	One Wall Street, New York, NY 10286
ABA #: 021000018
BENEFICIARY/Account #: GLA 111566
Acct Name: The Bank of New York Mellon Private Placement Income Collection
	Bank to Bank Information Ref:	insert Custody Account# listed above;
PPN #/Sec Desc/ P&I Details
	Reference Registered Holder:	The Lincoln National Life Insurance Company

INVESTMENT ADVISER ADDRESS	TREASURY OPERATIONS	BANK ADDRESS
--ALL COMMUNICATIONS:	--NOTICE OF PAYMENT ONLY:	--NOTICE OF PAYMENT:
Macquarie Investment Management Advisers	Lincoln Financial Group	The Bank of New York Mellon
100 Independence Mall West	1300 South Clinton St	PO Box 392003
610 Market Street – 9th floor	Fort Wayne, IN 46802	Pittsburgh, PA 15251-9003
Philadelphia, PA 19106	Attn: Inv Acctg-Treasury Operations	Attn: Private Placement P & I Dept
Attn: Fixed Income Private Placements	Email: securities_data_rese@lfg.com	Ref: Registered Holder/Sec Desc/PPN#
Email: privateplacements@macquarie.com		Email: ppservicing@bnymellon.com

FORWARD SECURITIES TO:      The Depository Trust Company

(via Express Delivery)                      570 Washington Blvd – 5th Floor

Jersey City, New Jersey 07310

ATTENTION:  BNY MELLON/BRANCH DEPOSIT DEPARTMENT

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of transmittal to:                      Shelise.Case@LFG.com

Copy of notes to:                              Shelise.Case@LFG.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	B B	$5,000,000 $2,000,000

REGISTER SECURITIES IN THE NAME OF:  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Note:  a separate security will be needed for each breakdown listed below)

Tax ID for The Lincoln National Life Insurance Company:  35-0472300

-----------------------------------------------------------------------------------------------------------------------------------------------

SECURITY:   Chugach Electric Association, 2.91% First Mortgage Bond due 10/30/2050

NOTE

AMOUNT	LINCOLN ACCOUNT NAME	BANK CUSTODY ACCT #
5,000,000	The Lincoln National Life Insurance Co (Seg 46)	215726
2,000,000	The Lincoln National Life Insurance Co (Seg 16)	216625

PRINCIPAL & INTEREST PAYMENTS:

 The Bank of New York Mellon

(via Fed Wire)	One Wall Street, New York, NY 10286
ABA #: 021000018
BENEFICIARY/Account #: GLA 111566
Acct Name: The Bank of New York Mellon Private Placement Income Collection
Bank to Bank Information Ref:	insert Custody Account# listed above;
PPN #/Sec Desc/ P&I Details
Reference Registered Holder:	The Lincoln National Life Insurance Company

INVESTMENT ADVISER ADDRESS	TREASURY OPERATIONS	BANK ADDRESS
--ALL COMMUNICATIONS:	--NOTICE OF PAYMENT ONLY:	--NOTICE OF PAYMENT:
Macquarie Investment Management Advisers	Lincoln Financial Group	The Bank of New York Mellon
100 Independence Mall West	1300 South Clinton St	PO Box 392003
610 Market Street – 9th floor	Fort Wayne, IN 46802	Pittsburgh, PA 15251-9003
Philadelphia, PA 19106	Attn: Inv Acctg-Treasury Operations	Attn: Private Placement P & I Dept
Attn: Fixed Income Private Placements	Email: securities_data_rese@lfg.com	Ref: Registered Holder/Sec Desc/PPN#
Email: privateplacements@macquarie.com		Email: ppservicing@bnymellon.com

FORWARD SECURITIES TO:      The Depository Trust Company

(via Express Delivery)                      570 Washington Blvd – 5th Floor

Jersey City, New Jersey 07310

ATTENTION:  BNY MELLON/BRANCH DEPOSIT DEPARTMENT

(in cover letter reference note amt, acct name, and bank custody account #)

Copy of transmittal to:Shelise.Case@LFG.com

Copy of notes to:Shelise.Case@LFG.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK	B	$3,000,000

REGISTER SECURITY IN THE NAME OF:   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

(Note:  a separate security will be needed for each breakdown listed below)

SECURITY:  Chugach Electric Association Inc, 2.91% First Mortgage Bond due 10/30/2050

NOTE AMOUNTACCOUNT NAMECUSTODY ACCT #

3,000,000Lincoln Life & Annuity Co of New York (Seg 11)2624503

TAX ID for LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK:  22-0832760

PRINCIPAL & INTEREST PAYMENTS:NORTHERN CHGO/Trust

(via Fed Wire)                                                801 South Canal St., Chicago, IL  60607

ABA #:  071000152

Credit A/C #:  5186041000

Acct Name:  Northern Trust Income Dept

For Further Credit:  Lincoln Life & Annuity Company of New York

Further Credit Custody A/C #: (insert Custody Account # listed above)

REF:  PPN # / SECURITY DESC/ PAYMENT REASON

INVESTMENT ADVISER ADDRESS

FOR ALL COMMUNICATIONS:                 Macquarie Investment Management Advisers

100 Independence Mall West

610 Market Street – 9th floor

Philadelphia, PA  19106

Attn:  Fixed Income Private Placements

Email:  privateplacements@macquarie.com

INVESTMENT ACCOUNTING ADDRESS

FOR NOTICE OF PAYMENT ONLY:         Lincoln Financial Group

1300 South Clinton Street

Fort Wayne, IN  46802

Attn:  Inv Accounting – Treasury Operations

Email:  securities_data_rese@lfg.com

BANK ADDRESS

FOR NOTICE OF PAYMENT ONLY:        The Northern Trust Company

801 South Canal Street

Income Collections C-3N

Attention:  Oscell Owens / Julie Motley

Chicago, IL  60607

Fax:  312-849-8494; Group Email:  icphys@ntrs.com

REFERENCE:  ACCOUNT NAME AND PPN/CUSIP #

FORWARD SECURITIES TO:                    The Northern Trust Company

  (via express delivery)                                  Attn:  Trade Securities Processing

333 South Wabash Avenue, 32nd floor

Chicago, IL 60604

 (IN COVER LETTER REF ACCT NAME & BANK CUSTODY ACCT #)

Copy of transmittal to:Shelise.Case@LFG.com

Copy of note to:Shelise.Case@LFG.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Pacific Life Insurance Company Nominee: Mac & Co., as nominee for Pacific Life Insurance Company	A B	$5,000,000 $6,000,000

See instructions on following page.

PACIFIC LIFE INSURANCE COMPANY

PACIFIC LIFE

Delivery/Registration Instructions

Account Information:

Nominee Name: Mac & Co

Tax ID#: 95-1079000

Please include all information to ensure proper delivery of certificates and P & I.

For Physical Delivery of Certificates:

Account Name: PACIFIC LIFE INS CO - GENERAL ACCOUNT
Account Number: 5966218400

For Payment of Principal & Interest:

Bank: The Bank of New York Mellon
ABA: 021000018
Acct Number: GLA 111566
Acct Name: The Bank of New York Mellon – P&I Dept
*** Include CUSIP, security description and P&I breakdown. ***

The Bank of New York Mellon
Attn: Pacific Life Accounting Team
One Mellon Bank Center - Room 1130
Pittsburgh, PA 15258-0001

And

Pacific Life Insurance Company
Attn: IM – Cash Team
700 Newport Center Drive
Newport Beach, CA 92660
Fax: 949-718-5845

All other communications shall be addressed to:

Pacific Life Insurance Company
Attn: IM – Credit Analysis
700 Newport Center Drive
Newport Beach, CA 92660-6397
PrivatePlacementCompliance@PacificLife.com

Dominic Faso
AVP & Asst Treasurer

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The Guardian Life Insurance Company of America	B	$6,000,000

PRIVATE PLACEMENT

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

(PRIF-W)

Amount: $6,000,000

Notes to be registered in the name of:

The Guardian Life Insurance Company of America

TAX ID NO. 13-5123390

And deliver to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C #G05978, Guardian Life (PRIF-W)

Payment by wire to:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C #G05978, Guardian Life (PRIF-W), PPN 171265 C#6, Chugach Electric Association, Inc.

Address for all communications and notices:

The Guardian Life Insurance Company of America

10 Hudson Yards

New York, NY 10001

Attn:  Adam Gossett

Investment Department

FAX #  (212) 919-2658

Email address:  adam_gossett@glic.com

With a copy to GuardianUSPP@glic.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Berkshire Life Insurance Company of America	B	$2,000,000
BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

Amount: $2,000,000

Notes to be registered in the name of:

Berkshire Life Insurance Company of America

TAX ID NO. 75-1277524

And deliver to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C #G07064, Berkshire Life Insurance

Payment by wire to:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C #G07064, Berkshire Life, PPN 171265 C#6, Chugach Electric Association, Inc.

Address for all communications and notices:

Berkshire Life Insurance Company of America

c/o The Guardian Life Insurance Company of America

10 Hudson Yards

New York, NY 10001

Attn:  Adam Gossett

Investment Department

FAX #  (212) 919-2658

Email:  adam_gossett@glic.com

With a copy to GuardianUSPP@glic.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The Guardian Insurance & Annuity Company, Inc.	B	$2,000,000

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC

GIAC-Life Annuity/GIAC-100 / SPIA

Amount: $2,000,000

Notes to be registered in the name of:

The Guardian Insurance & Annuity Company, Inc.

TAX ID NO. 13-2656036

And deliver to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C # G01713, GIAC Fixed Payout

Payment by wire to:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C # G01713, GIAC Fixed Payout, PPN 171265 C#6, Chugach Electric Association, Inc.

Address for all communications and notices:

The Guardian Insurance & Annuity Company, Inc.

c/o The Guardian Life Insurance Company of America

10 Hudson Yards

New York, NY 10001

Attn:  Adam Gossett

Investment Department

FAX #  (212) 919-2658

Email: adam_gossett@glic.com

With a copy to GuardianUSPP@glic.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
UNITED OF OMAHA LIFE INSURANCE COMPANY	B	$6,000,000

1.Notes to be registered in the name of

UNITED OF OMAHA LIFE INSURANCE COMPANY

2.Tax I.D. # is 47-0322111

3.All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to:

United of Omaha Life Insurance Company

Account # 900-9000200

a/c:  G07097

Cusip/ PPN 171265 C#6

Interest Amount:

Principal Amount:

4.Address for delivery of bonds:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention:    Physical Receive Department

Account# G07097

**It is imperative that the custody account be included on the delivery letter.  Without this information, the security will be returned to the sender.

5.Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

JPMorgan Chase Bank

4 Chase Metrotech Center, 16th Floor

Brooklyn, NY 11245-0001

Attn:  Income Processing

a/c:  G07097

6. Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications,             Waivers regarding the indenture):

4 - Investment Management

United of Omaha Life Insurance Company

3300 Mutual of Omaha Plaza

Omaha,  NE  68175-1011

Email Address for Electronic Document Transmission: privateplacements@mutualofomaha.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
UNITED OF OMAHA LIFE INSURANCE COMPANY	B	$2,000,000

1.Notes to be registered in the name of

UNITED OF OMAHA LIFE INSURANCE COMPANY

2.Tax I.D. # is 47-0322111.

3.All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to:

United of Omaha Funds Withheld Account

Account # 900-9000200

a/c:  G20071

Cusip/ PPN 171265 C#6

Interest Amount:

Principal Amount:

4.Address for delivery of bonds:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY  11245-0001

Attention:  Physical Receive Department

Account # G20071

**It is imperative that the custody account be included on the delivery letter.  Without this information, the security will be returned to the sender.

5.Address for all notices in respect of payment of Principal and Interest, Corporate Actions,  and Reorganization Notifications:

JPMorgan Chase Bank

4 Chase Metrotech Center, 16th Floor

Brooklyn, NY 11245-0001

Attn:  Income Processing

a/c:  G20071

6. Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 - Investment Management

United of Omaha Life Insurance Company (Funds Withheld Account)

3300 Mutual of Omaha Plaza

Omaha,  NE  68175-1011

Email Address for Electronic Document Transmission: privateplacements@mutualofomaha.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Protective Life Insurance Company (PLI)	B	$8,000,000

Name and Address of Purchaser: Protective Life Insurance Company (PLI) Attn: Investment Department – Private Placements Desk 2801 Hwy. 280 South Birmingham, AL 35223

PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED FOR: PLI #294412

HELD IN NAME:

Hare & Co., LLC

$8,000,000.00– CHUGACH ELECTRIC 2.91% 10/30/2050

Physical Delivery Instructions:

The Depository Trust Company

570 Washington Blvd - 5th floor

Jersey City, NJ  07310

Attn:  BNY Mellon/Branch Deposit Department

Custody Acct:      294412

Customer Name:  Protective Life Insurance Company

All payments by wire transfer of immediately available funds to:

THE BANK OF NEW YORK

ABA #: 021 000 018

Acct. #: GLA 111566

ATTN: PP P & I Department

PPN 171265 C#6

CUST. NAME: Protective Life Insurance Company

Pay date/Breakdown:

with sufficient information to identify the source and application of such funds.

All notices of payments and written confirmations of such wire transfers:

ppns@protective.com

Protective Life Insurance Co. (PLI)

Investment Department-Middle Office

2801 Hwy. 280 South

Birmingham, AL 35223

All notices of financial and compliance reporting: ppns@protective.com Protective Life Insurance Company (PLI) Investment Department – Private Placements Desk 2801 Hwy. 280 South Birmingham, AL 35223
Tax Identification Number: (PLI) # 63-0169720

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The State Life Insurance Company	B	$1,000,000

Purchaser:The State Life Insurance Company

Issuer:Chugach Electric Association, Inc.

Issuing:Senior Note(s) due 2050

Closing:10/26/2020

Issue:2.91%

Amount:Note 1 $1,000,000.00

Note:For clarification, the purchaser of these notes is “The State Life Insurance Company”.  The bank information shown below is for a special bank account (The State Life Insurance Company Finance Reinsurance) owned by the State Life Insurance Company.  As a result, there could be more than one purchase for The State Life Insurance Company in any one private placement transaction with different wiring instructions.

The original note(s) should be sent to:

The Depository Trust Company

Attn:  BNY Mellon/Branch Deposit Dept.

Acct # 211624 State Life, c/o AUL

570 Washington Blvd. – 5th Floor

Jersey City, NJ  07310

Please send all POST-CLOSING documentation to:

American United Life Insurance Company

Attn:  Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

Payment:Chugach Electric Association, Inc. shall make payment of principal and interest on the note(s) in immediately available funds by wire transfer to the following bank account:

The Bank of New York Mellon

ABA #:  021000018

Credit Account:  GLA111566

Account Name: The State Life Insurance Company Finance Reinsurance

Account #:  211624

Re: “Accompanying Information” below

P & I Breakdown:  (Insert);  Re:  PPN 171265 C#6

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.

The United States Tax I.D. Number of The State Life Insurance Company is 35-0684263.

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The State Life Insurance Company	B	$6,000,000

Purchaser:The State Life Insurance Company

Issuer:Chugach Electric Association, Inc.

Issuing:Senior Note(s) due 2050

Closing:10/26/2020

Issue:2.91%

Amount:Note 2 $6,000,000.00

Note:For clarification, the purchaser of these notes is “The State Life Insurance Company”.  The bank information shown below is for a special bank account (The State Life Insurance Company Finance Reinsurance) owned by the State Life Insurance Company.  As a result, there could be more than one purchase for The State Life Insurance Company in any one private placement transaction with different wiring instructions.

The original note(s) should be sent to:

The Depository Trust Company

Attn:  BNY Mellon/Branch Deposit Dept.

Acct # 343761 State Life, c/o AUL

570 Washington Blvd. – 5th Floor

Jersey City, NJ  07310

Please send all POST-CLOSING documentation to:

American United Life Insurance Company

Attn:  Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

Payment:Chugach Electric Association, Inc. shall make payment of principal and interest on the note(s) in immediately available funds by wire transfer to the following bank account:

Bank of New York

ABA #:  021000018

Credit Account:  GLA111566

Account Name: The State Life Insurance Company

Account #:  343761

P & I Breakdown:  (Insert);  Re:  PPN 171265 C#6

Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.

The United States Tax I.D. Number of The State Life Insurance Company is 35-0684263.

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Ameritas Life Insurance Corp.	B	$5,400,000

Name and Address of PurchaserTax ID Number

Ameritas Life Insurance Corp.13-6022143 (CUDD & CO. LLC)

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

1)	All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021-000-021

DDA Clearing Account:  9009002859

Further Credit - Custody Fund P72220 for Ameritas Life Insurance Corp.

Reference: CUSIP;  Issue name and source/application of funds (P&I, etc.)

2)	All notices of payments and written confirmations of such wire transfers sent to:

Ameritas Life Insurance Corp.

5945 R Street

Lincoln, NE  68505

ATTN:  Investment Accounting

Fax#: (402) 467-6970

IASecurities@ameritas.com

3)	All other communications sent to:

Ameritas Life Insurance Corp.

Ameritas Investment Partners, Inc.

ATTN:  Private Placements

5945 R Street

Lincoln, NE 68505

Contacts:   Joe Mick

Tel:  402-467-7471

Fax:  402-467-6970

Email:  Joe.Mick@Ameritas.com

privateplacements@ameritas.com

4)	Delivery of certificates by registered mail to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY  11245-0001

ATTN:  Physical Receive Department

REF:  Account P72220

REF:  Ameritas Life Insurance Corp.

To be registered in the nominee of CUDD & CO. LLC for the benefit of Ameritas Life Insurance Corp. (Nominee Tax ID 13-6022143)

AND

Copy of Certificates sent to Joe Mick, Ameritas Investment Partners, Inc., per above

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Ameritas Life Insurance Corp. of New York	B	$600,000

Name and Address of PurchaserTax ID Number

Ameritas Life Insurance Corp. of New York 13-6022143 (CUDD & CO. LLC)

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

1)All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021-000-021

DDA Clearing Account:  9009002859

Further Credit - Custody Fund P72225 for Ameritas Life Insurance

Corp. of New York

Reference: CUSIP;  Issue name and source/application of funds (P&I, etc.)

2)All notices of payments and written confirmations of such wire transfers to:

Ameritas Life Insurance Corp.

5945 R Street

Lincoln, NE  68505

ATTN:  Investment Accounting

Fax#: (402) 467-6970

IASecurities@ameritas.com

3)All other communications sent to:

Ameritas Life Insurance Corp. of New York

Ameritas Investment Partners, Inc.

ATTN:  Private Placements

5945 R Street

Lincoln, NE 68505

Contacts:Joe Mick

Tel:  402-467-7471

Fax: 402-467-6970

Email:  Joe.Mick@Ameritas.com

                                                   privateplacements@ameritas.com

4)Delivery of certificates by registered mail:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY  11245-0001

ATTN:  Physical Receive Department

REF:  Account P72225

REF:  Ameritas Life Insurance Corp. of New York

To be registered in the nominee of CUDD & CO. LLC for the benefit of Ameritas Life Insurance Corp. of New York (Nominee Tax ID 13-6022143)

AND

Copy of Certificates sent to Joe Mick, Ameritas Investment Partners, Inc., per above

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Guarantee Trust Life Insurance Company	A	$1,300,000

Schedule A – Chugach Electric Association, Inc., Series 2020 A,  Tranche A

       Coupon: 2.38%; Maturity: 10/30/39; Issue Date:  10/26/2020   PPN 171265 C@8

Account Name/ Purchaser:                                Guarantee Trust Life Insurance Company

A/C # 230038316085

Purchase amount:  $1,300,000

Registration and Tax ID#:Link & Co.

c/o Fifth Third Bank

5050 Kingsley Drive

Cincinnati, OH  45263

Tax ID # 31-6024208

Physical delivery:                                                 Fifth Third Bank

5001 Kinsley Drive

MD 1MOB2J

Cincinnati, OH  45227

Attn:  Sarah Kubala

Wire Instructions for Principal/Interest/:       ABA #042000314

Fifth Third Bank

A/C #71575856

FFC:  # 230038316085 – Guarantee Trust Life

Insurance Company

Reference name of asset,  cusip and P&I breakdown

Notices regarding payments                               Guarantee Trust Life Insurance Company

  for client records:                                              1275 Milwaukee Avenue

Glenview, IL  60025

Barb Taub

btaub@gtlic.com

Notices regarding payments

for bank records:                                                Fifth Third Bank

Trust Income, Maildrop 1MOB2G

5001 Kingsley Drive

Cincinnati, OH  45227

ITMutualFunds/DepositoryIncome.Bancorp@53.com

Notices regarding payments

for AAM records :                                              AAM Company

30 West Monroe Street-3rd Floor

Chicago, IL 60603-2405

Attn:  Private Placement Department and/or

privateplacements@aamcompany.com

Account manager setting up trade and wiring funds:

Sarah.Kubala@53.com

Kathryn.Jennings@53.com

Michael. Pavlick@53.com

513-351-0406

Cell:  517-285-9490

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
ICI Mutual Insurance Company	A	$1,200,000

Schedule A – Chugach Electric Association, Inc., Series 2020 A,  Tranche A

       Coupon: 2.38%; Maturity: 10/30/39; Issue Date:  10/26/2020   PPN 171265 C@8

Account Name/Purchaser:                                               ICI Mutual Insurance Company

A/C #289559

Amount:  1,200,000

Registration and Tax ID#:                                               Hare & Co., LLC

Tax ID:13-6062916

Physical Delivery for Private Placement:                     The Depository Trust Company

570 Washington Blvd. – 5TH Floor

***Transmittal Letter must accompany the                 Jersey City, NJ  07310

certificate to complete the delivery.                        Attn:  BNY Mellon/Branch Deposit Department

For account #289559

Wire instructions forPrincipal and Interest                   Bank of  New York Mellon

and/or Dividend Payments:                                           ABA #021000018

BNF:  GLA 111566

For account #289559

ATTN:  Bond Principal/Interest Department

Reference cusip, name of security/P&I breakdown

500 Grant Street Room 151-1145

Pittsburg, PA 15258

Notices regarding payment for Client records:             ICI Mutual Insurance Company

1401 H Street NW – Suite 1000

Washington, DC 20005

Charles Preseau

Preseau@icimutual.com

Notices regarding payment for Bank records:              Bank of  New York Mellon

500 Grant Street – Room 151-1145

Pittsburg, PA  15258

Attn:  Income Collection Department

FAO:  ICI Mutual Insurance Company

For account #289559

ppservicing@bnymellon.com

Notices regarding payment for AAM records                  AAM Company

30 W. Monroe

3rd Floor

Chicago, IL  60603

Attn:  Private Placement Department

privateplacements@aamcompany.com

This account is maintained by 2 custodians:  Peoples and BONY

The account manager setting up trade and requesting BONY wire the funds is Morgan Powers.  Morgan.Powers@peoples.com;  Jami.Bisson@people.com;

CorpTrust@peoples.com

802-660-1380

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Protective Life Insurance Company	A	$1,000,000

Schedule A – Chugach Electric Association, Inc., Series 2020 A,  Tranche A

       Coupon: 2.38%; Maturity: 10/30/39; Issue Date:  10/26/2020   PPN 171265 C@8

Account Name/Purchaser:                                              Protective Life Insurance Company

A/C #247595   (PLI1WU)

Amount Purchased:  $1,000,000

Registration and Tax ID#:                                               Hare & Co., LLC

Tax ID:13-6062916

Physical Delivery for Private Placement:                      The Depository Trust Company

570 Washington Blvd. – 5TH Floor

***Transmittal Letter must accompany the                 Jersey City, NJ  07310

certificate to complete the delivery.                        Attn:  BNY Mellon/Branch Deposit Department

For account #247595

Wire instructions forPrincipal and Interest                   Bank of  New York Mellon

and/or Dividend Payments:                                           ABA #021000018

BNF:  GLA 111566

For account #247595

ATTN:  Bond Principal/Interest Department

Reference cusip, name of security/P&I breakdown

500 Grant Street Room 151-2700

Pittsburg, PA 15258

Notices regarding payment for Client records:             Protective Life Insurance Company

2801 US-280

Birmingham, AL  35223

Adam Adrian, VP

Adam.Adrian@protective.com

Notices regarding payment for Bank records:Bank of  New York Mellon

500 Grant Street – Room 151-2700

Pittsburg, PA  15258

Attn:  Income Collection Department

FAO:  Protective Life Insurance Company

For account #247595

ppservicing@bnymellon.com

Notices regarding payment for AAM recordsAAM Company

30 W. Monroe- 3rd Floor

Chicago, IL  60603

Attn:  Private Placement Department

privateplacements@aamcompany.com

Submit Schedule A and trade ticket to:

CCSTeamone@bnymellon.com

315-414-5959

Client will instruct the bank to wire funds….not AAM..

Send LOI to portfolio manager; pm will send to client to sign and then they will forward to the  bank.

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Pennsylvania Professional Liability Joint Underwriting Association	A	$750,000

Schedule A – Chugach Electric Association, Inc., Series 2020 A, Tranche A

       Coupon: 2.38%’  Maturity: 10/30/39; Issue Date:  10/26/2020   PPN 171265 C@8

Account Name/ Purchaser:Pennsylvania Professional Liability Joint Underwriting Association

A/C # 1395003625

Purchase amount:  $750,000

Registration and Tax ID#:                                              Band & Co.

Tax ID # 39-6039160

Physical Delivery for Private Placement:U.S. Bank

Attn:  Daniel Harding

1555 N. RiverCenter Drive

Suite 302

Securities Processing, MK-WI-S302

Milwaukee, WI  53212

For a/c 1395003625

Wire instructions forPrincipal and InterestU.S. Bank  N.A.

and/or Dividend Payments:60 Livingston Ave Saint Paul MN 55107-2292

ABA #091000022

Account Name:  ITC SOUTH & EAST DEPOSITORY

1555 RiverCenter Drive – Suite 300

Milwaukee,  WI   53212

Account  #173103781832

FFC:  Account name: :  Pennsylvania Professional

Liability Joint Underwriting Association

FFC Account #: 1395003625

Reference cusip and name of security/P&I

Breakdown

Notices regarding payment for Client records:Pennsylvania Professional Liability Joint UA

Hickory Pointe #125 – Hickory Road

Plymouth Meeting, PA  19462

Susan Sersha, President

Susan@pajua.com

Notices regarding payment for Bank records:U.S Bank

50 South 16th Street – 20th Floor

Philadelphia, PA  19102

Robert Ruby

Robert.Ruby@usbank.com

Notices regarding payment for AAM recordsAAM Company

30 W. Monroe – 3rd floor

Chicago, IL  60603

Attn:  Private Placement Department and/or

privateplacements@aamcompany.com

Account Manager: Sets up the trade and wire:

Robert.Ruby@usbank.com

215-761-9436

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The American Home Life Insurance Company	A	$650,000

Schedule A – Chugach Electric Association, Inc., Series 2020 A,  Tranche A

       Coupon: 2.38%; Maturity: 10/30/39; Issue Date:  10/26/2020   PPN 171265 C@8

Account Name/Purchaser:The American Home Life Insurance Company

A/C # 1085017804

Amount Purchased: $650,000

Registration and Tax ID#:CALHOUN & CO c/o Comerica

Tax ID #38-6055051

Physical Delivery for Private Placement:Comerica Bank

411 W. Lafayette Blvd

Detroit, MI 48226

Mail Code:  3464

Attn:  Will Rawls- Institutional Trust

313-222-0017

Wire instructions for Principal and InterestComerica Bank/Fiduciary Services

and/or Dividend Payments: and Operations

ABA # 111000753

BNF:  The American Home Life Ins. Co.

Ref:  1085017804

BBI:  Income Unit 313-222-4893

A/C # 2158598530

Reference cusip, name of security, P&I

Notices regarding payment for Client records:The American Home Life Insurance Company

400 S. Kansas Avenue –P.O. Box 1497

Topeka, KS  66603

Adam Heiman, CFO

Aheiman@amhomelife.com

Notices regarding payment for Bank records:Comerica Bank

411 W. Lafayette Blvd

Detroit, MI  48226

Mail Code: 3454

Attn:  Income Unit

IncomeUnitMail@comerica.com

Notices regarding payment for AAM recordsAAM Company

30 W. Monroe – 3rd floor

Chicago, IL  60603

Attn:  Private Placement Department and/or

privateplacements@aamcompany.com

Account Manager setting up the trade and wire:

William Rawls

WLRawls@comerica.com

313-222-0017

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Goodville Mutual Casualty Company	A	$600,000

Schedule A – Chugach Electric Association, Inc., Series 2020 A,  Tranche A

       Coupon: 2.38%; Maturity: 10/30/39; Issue Date:  10/26/2020   PPN 171265 C@8

Account Name/Purchaser:Goodville Mutual Casualty Company

A/C #17702900Purchase amount: 600,000

Registration and Tax ID#:Wells Fargo FBO Goodville Mutual Casualty Company

Tax ID #94-1347393

Physical Delivery for Private Placement:DTCC New York Window

Newport Office Center

570 Washington Blvd -5th floor

Jersey City NJ  07310

Attn:  Wells Fargo Bank, Pt #2027

Credit Wells Fargo account #17702900

For account:  Goodville Mutual Casualty Co.

Wire instructions forPrincipal and InterestWells Fargo Bank N.A..

and/or Dividend Payments:ABA #121000248

Beneficiary Account #0000840245

Beneficiary Account name:  Trust Wire Clearing

OBI: FFC: #17702900;  GoodvilleMutual Reference cusip and name of security/P&I breakdown

Notices regarding payment for Client records:Goodville Mutual Casualty Company

625 West Main Street

New Holland, PA 17557

Phil.Shirk@goodville.com

Notices regarding payment for Bank records:Wells Fargo

550 South 4th Street

Minneapolis, MN  55415

IMRTeamBlue@wellsfargo.com

Notices regarding payment for AAM recordsAAM Company

30 W. Monroe – 3rd floor

Chicago, IL  60603

Attn:  Private Placement Department and/or

privateplacements@aamcompany.com

Contact setting up trade and wire:

IMRTeamBlue@wellsfargo.com

Zachary Stockdale-Green:  612-478-3590

Chuy Moua – 612-667-1902

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
American Excess Insurance Exchange Risk Retention Group	A	$500,000

Schedule A – Chugach Electric Association, Inc., Series 2020 A,  Tranche A

       Coupon: 2.38%; Maturity: 10/30/39; Issue Date:  10/26/2020   PPN 171265 C@8

Account Name/Purchaser:American Excess Insurance Exchange,

Risk Retention Group

A/C # 1085003454

Amount Purchased:

Registration and Tax ID#:CALHOUN & CO c/o Comerica

Tax ID #38-6055051

Physical Delivery for Private Placement:Comerica Bank

411 W. Lafayette Blvd

Detroit, MI 48226

Mail Code:  3462

Attn:  Attn:  Dale McCann

313-222-4638

Wire instructions for Principal and InterestComerica Bank/Fiduciary Services

and/or Dividend Payments:and Operations

ABA # 111000753

BNF:  American Excess Insurance Exchange,

Risk Retention Group.

Ref:  1085003454

BBI:  Income Unit 313-222-4893

A/C # 2158598530

Reference cusip, name of security, P&I

Notices regarding payment for Client records:American Excess Insurance Exchange,

Risk Retention Group

12707 High Bluff Drive, Suite 140

San Diego, California, 92130

Attn:  George Brooker

George_Brooker@PremierInc.com

Notices regarding payment for Bank records:Comerica Bank

411 W. Lafayette Blvd

Detroit, MI  48226

Mail Code: 3454

Attn:  Income Unit

IncomeUnitMail@comerica.com

Notices regarding payment for AAM recordsAAM Company

30 W. Monroe – 3rd floor

Chicago, IL  60603

Attn:  Private Placement Department and/or

privateplacements@aamcompany.com

Account Manager setting up the trade and wire:

Dale McCann

Djmccann@comerica.com

313-222-4638

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	A	$3,000,000

(Securities to be registered in the name of CUDD and CO. LLC)

(1)All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

Bank: JPMORGAN CHASE BANK, NEW YORK

SWIFT BIC: CHASUS33

ABA: 021000021

Account: 9009000200

FFC Account Number: G 27515

FFC Account Name: Symetra Life Insurance Company

Each such wire transfer shall make reference to Chugach Electric Association, Inc. 2.38% due 10/30/2039 with sufficient information (including Issuer, the Private Placement Number, interest rate, maturity, and whether payment is of principal, interest or otherwise) to identify the source and application of such funds.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)All notices of payments and written confirmations of such wire transfers delivered ELECTRONICALLY to:

Email: privateplacement@symetra.com and InvestmentOperationsMailbox@symetra.com

Any such notices required to be sent by hard-copy delivered to:

Symetra Investment Management Company

308 Farmington Avenue, 3rd Floor

Farmington, CT 06032

Attention: Nate Zaientz

(3)All other notices and communications delivered to:

Symetra Investment Management Company

308 Farmington Avenue, 3rd Floor

Farmington, CT 06032

Attention: Managing Director, Private Placements

Email: privateplacement@symetra.com

with an ELECTRONIC COPY to:

Email: SIMlaw@symetra.com

(4)Original notes delivered to:

JPMORGAN CHASE BANK NA

Attn: CHERYL BROWN

4 CHASE METROTECH CENTER

3RD FLOOR – PHYSICAL RECEIVE DEPT

BROOKLYN, NY 11245-0001

Reference Accounts: G 27515

(5)Taxpayer I.D. Number: 91-0742147

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Symetra Life Insurance Company 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	A	$3,000,000

(Securities to be registered in the name of CUDD and CO. LLC)

(1)All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

Bank: JPMORGAN CHASE BANK, NEW YORK

SWIFT BIC: CHASUS33

ABA: 021000021

Account: 9009000200

FFC Account Number: G 27501

FFC Account Name: Symetra Life Insurance Company

Each such wire transfer shall make reference to Chugach Electric Association, Inc. 2.38% due 10/30/2039 with sufficient information (including Issuer, the Private Placement Number, interest rate, maturity, and whether payment is of principal, interest or otherwise) to identify the source and application of such funds.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)All notices of payments and written confirmations of such wire transfers delivered ELECTRONICALLY to:

Email: privateplacement@symetra.com and InvestmentOperationsMailbox@symetra.com

Any such notices required to be sent by hard-copy delivered to:

Symetra Investment Management Company

308 Farmington Avenue, 3rd Floor

Farmington, CT 06032

Attention: Nate Zaientz

(3)All other notices and communications delivered to:

Symetra Investment Management Company

308 Farmington Avenue, 3rd Floor

Farmington, CT 06032

Attention: Managing Director, Private Placements

Email: privateplacement@symetra.com

with an ELECTRONIC COPY to:

Email: SIMlaw@symetra.com

(4)Original notes delivered to:

JPMORGAN CHASE BANK NA

Attn: CHERYL BROWN

4 CHASE METROTECH CENTER

3RD FLOOR – PHYSICAL RECEIVE DEPT

BROOKLYN, NY 11245-0001

Reference Accounts: G 27501

(5)Taxpayer I.D. Number: 91-0742147

Name and Address of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
SUNRISE CAPTIVE RE, LLC One Financial Way Cincinnati, OH 45242 Attention: Investment Department	B	$5,000,000

Address for payments on account of the Notes:

By bank wire transfer of Federal or
other immediately available funds
(identifying each payment as to issuer,

security (including interest rate and maturity date), and principal or interest) to:

U.S. Bank N.A.

5th & Walnut Streets

Cincinnati, OH 45202

ABA #042-000013

SWIFT Code/BIC:USBKUS44IMT

For credit to Sunrise Captive Re LLC’s
Account No. 130-125-617-568

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

SUNRISE CAPTIVE RE, LLC

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

With a copy to:

privateplacements@ohionational.com

Tax identification No.: 83-2532656

Fax number: 513-794-4506

Original notes to be delivered to:

SUNRISE CAPTIVE RE, LLC

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Standard Insurance Company	A	$1,000,000

Purchaser Name	Standard Insurance Company
Name in which to register Note(s)	HARE & Co., LLC
Note Registration Number(s); Principal Amount(s)	RE-$ 1,000,000.00
Payment on account of Note(s)
Method	Federal Funds Wire Transfer
Account information	Bank of New York ABA Number: 021000018 GLA111566 Account number: 3430878400 Account name: Standard Insurance Company
Ref:(see “Accompanying Information” below)
Accompanying information

Name of Company: Chugach Electric Association, Inc.

Description of Security:
2.38% Amortizing First Mortgage Bonds due October 30, 2039

PPN:[]

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made

Address / Fax # for notices related to payments

Standard Insurance Company c/o Bank of New York Mellon

Attention: CCSTeam9 – Client Service

Insurance Custody

P & I Department

P.O. Box 19266

Newark, NJ 07195

Tel: (315) 414-3324

Email: ccsteam9@bnymellon.com

Fax: 1-844-803-7567

with a copy to:

Standard Insurance Company

1100 SW Sixth Avenue, P14B

Portland, OR 97204

Telephone (971) 321-8439

Attn:Kathy Wolf (IMGOPS@standard.com)

Fax:(971) 321-5890

Address / Fax # for all other notices	Standard Insurance Company 1100 SW Sixth Avenue, P14B Portland, OR 97204 Telephone (971) 321-0994 Attn:Ben Werner (IMGPMS@standard.com) Fax:(971) 321-8560

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Standard Insurance Company	B	$3,000,000

Purchaser Name	Standard Insurance Company
Name in which to register Note(s)	HARE & Co., LLC
Note Registration Number(s); Principal Amount(s)	RE-$ 3,000,000.00
Payment on account of Note(s)
Method	Federal Funds Wire Transfer
Account information	Bank of New York ABA Number: 021000018 GLA111566 Account number: 3430878400 Account name: Standard Insurance Company
Ref:(see “Accompanying Information” below)
Accompanying information

Name of Company: Chugach Electric Association, Inc.

Description of Security
2.91% Amortizing First Mortgage Bonds due October 30, 2050

PPN:[]

Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made

Address / Fax # for notices related to payments

Standard Insurance Company c/o Bank of New York Mellon

Attention: CCSTeam9 – Client Service

Insurance Custody

P & I Department

P.O. Box 19266

Newark, NJ 07195

Tel: (315) 414-3324

Email: ccsteam9@bnymellon.com

Fax: 1-844-803-7567

with a copy to:

Standard Insurance Company

1100 SW Sixth Avenue, P14B

Portland, OR 97204

Telephone (971) 321-8439

Attn:Kathy Wolf (IMGOPS@standard.com)

Fax:(971) 321-5890

Address / Fax # for all other notices	Standard Insurance Company 1100 SW Sixth Avenue, P14B Portland, OR 97204 Telephone (971) 321-0994 Attn:Ben Werner (IMGPMS@standard.com) Fax:(971) 321-8560

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
COUNTRY MUTUAL INSURANCE COMPANY	A B	$1,000,000 $2,000,000

Purchaser Name	COUNTRY MUTUAL INSURANCE COMPANY
Name in Which Note is Registered	COUNTRY MUTUAL INSURANCE COMPANY
Payment on Account of Note Method Account Information

Federal Funds Wire Transfer

Northern Trust  Chgo/Trust

ABA Number 071000152

Wire Account Number 5186041000

SWIFT BIC:  CNORUS44

For Further Credit to: 26-02698

Account Name: Country Mutual Insurance Company

Accompanying Information	Name of Company: Description of Security: PPN: Due date and application (as among principal, premium and interest) of the payment being made:
Address/Fax for Notices Related to Payments	Country Mutual Insurance Company Attention: Investment Accounting 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6348 Fax: (309) 821-2800
Address/Fax for All Other Notices	Country Mutual Insurance Company Attention: Investments 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6260 Fax: (309) 821-6301 PrivatePlacements@countryfinancial.com
Instructions re: Delivery of Notes

The Northern Trust Company

ATTN: Trade Securities Processing

333 South Wabash Ave, 32nd Floor

Attn: 26-02698/Country Mutual Insurance Company

Chicago, IL 60604

Include Acct # and Name in cover letter as well.

Tax Identification Number	37-0807507

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Nassau Life Insurance Company	B	$3,000,000

Registered Name:CUDD & CO. LLC for benefit of Nassau Life Insurance Company

Tax ID:13-6022143

Nominee Name:CUDD & CO. LLC

Tax ID:13-6022143

Purchaser Name:Nassau Life Insurance Company

Tax ID:06-0493340

Investment ManagerPrimary Contact To Be Copied On All Notices
Nassau Asset Management LLC 1 American Row - H12 Hartford, CT 06102	Business Contact:Ed Ohannessian Email:eohannessian@nsre.com Voice:(860) 403-5705

All Payments On Account Of The Note Shall Be Made By Wire Transfer Of Immediately Available Funds To:
Registered Name:	CUDD & CO. LLC for benefit of Nassau Life Insurance Company
Nominee Name:	CUDD & CO
Purchaser Name:	Nassau Life Insurance Company
Bank Name:	J.P. Morgan Chase Bank
City & State:	New York, NY
ABA:	021000021
Account Name:	BOND INTEREST WIRE
Account Number:	9009002859
Reference:	Nassau Life Insurance Company | CHUGACH ELECTRIC ASSOCIATION INC 2.91 10-2050 | Prin = ?? | Int = ??
For Further Credit:	G05123 | 3,000,000 | 171265C#6

Address Original Physical Notes To:
J.P. Morgan Chase Bank	Attention:	Physical Receive Dept. NY1-CO57
Physical Processing - CUDD & CO. LLC Nominee	Name:	Cheryl Brown & Charles Bisang
Care Of Nassau Life Insurance Company	Voice:	(718) 242-0264 | 718-242-0301
4 Chase Metrotech Center - 3rd Floor	Email:	Cheryl.Brown@jpmorgan.com
Brooklyn, New York 11245-0001

Address All Notices Regarding Payments And All Other Communications To:
J.P. Morgan Chase Bank Physical Processing - CUDD & CO. LLC Nominee Care Of Nassau Life Insurance Company P.O. Box 35308 Newark, NJ 07101-8006

Attention:Income Processing

Remittance Breakdowns: physical.abs.income@jpmorgan.com

Please indicate CUSIP or PPN, G Account Number, Nominee Name, Registered Name, Principal Amount, Interest Amount, Issuer Name, Maturity

Send Copies of All Notices Regarding Payments And All Other Communications To:
Nassau Asset Management LLC	Attention:	Tiffany Lobo / Middle Office
Physical Processing - CUDD & CO. LLC Nominee	Voice:	(860) 403-3288
Care Of Nassau Life Insurance Company	Operations Notices:	OperationsNotices@nsre.com
1 American Row - H12	Legal Notices:	LegalNotices@nsre.com
Hartford, CT 06102

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
American Family Life Insurance Company Nominee: Ell & CO as nominee for American Family Life Insurance Company	B	$2,000,000

See instructions on following page.

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED	
AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division-Private Placements dvoge@amfam.com privateplacements@amfam.com dkrebsba@amfam.com	SERIES A TRANCHE B	U.S. $2,000,000

Name of Nominee in which Notes are to be issued: Ell & CO nominee for American Family Life Insurance Company

Payments

Northern CHGO/Trust
ABA# 071000152
Credit Wire Account 5186041000
FFC to American Family Trust Account #4475843 for AFLIC-INT PAR Whole Life Cash & Privates
Credit for PPN:

Notices Related to Payments:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com
privateplacements@amfam.com
dkrebsba@amfam.com

Private Placement Schedule A Instructions and Signature Block Chugach Electric due 2050.doc

All Other Notices:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com
privateplacements@amfam.com
dkrebsba@amfam.com

Notices Regarding Audit Confirmations:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Private Placements
dvoge@amfam.com
privateplacements@amfam.com
dkrebsba@amfam.com

Name of Nominee in which Notes are to be issued: Ell & CO nominee for American Family Life Insurance Company

Taxpayer I.D. Number: 36-6412623

Physical Delivery:

The Northern Trust Company
Trade Securities Processing
333 South Wabash Avenue, 32nd Floor, Chicago, IL 60604
FFC to American Family Trust Account #4475843 for AFLIC-INT PAR Whole Life Cash & Privates

with a copy to:

American Family Life Insurance Company
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division-Private Placements
dvoge@amfam.com
privateplacements@amfam.com
dkrebsba@amfam.com

Name of Purchaser	Tranch of Bonds	Principal Amount of Bonds to be Purchased
Deseret Trust Company as Nominee for Beneficial Life Insurance Company 60 East South Temple, Suite 800 Salt Lake City, UT 84111-1036	B	$2,000,000

(1)

All payments by wire transfer of immediately available funds to:

Zions First National Bank

ABA# 124-000-054

Account # / Account Name 002-20390-9

Reference: Beneficial Life Insurance Company

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

(2)	All notices of payments and written confirmations of such wire transfers: Beneficial Life Insurance Company ATTN: Brent Fry 55 North 300 West, Suite 800 Salt Lake City, UT 84101 Phone: 801-323-4220	Deseret Trust Company ATTN: Custody/Treasury Services 60 East South Temple Suite 800 Salt Lake City, UT 84111-1036
(3)	E-mail address for Electronic Delivery: Brent.Fry@benfinancial.com, cashier@deserettrust.com
(4)	All other communications: Brent.Fry@benfinancial.com, cashier@deserettrust.com
(5)	U.S. Tax Identification Number: 87-0115120

Name of Purchaser	Tranch of Bonds	Principal Amount of Bonds to be Purchased
CMFG Life Insurance Company	A B	$1,000,000 $1,000,000

PURCHASER ALLOCATION:

CMFG Life Insurance Company (nominee name TURNKEYS & CO)

NOTE DELIVERY INSTRUCTIONS:

All Securities Being Purchased Should Be Registered In (See Nominee Name) and Notes Delivered To:

DTCC

Newport Office Center

570 Washington Blvd

Jersey City, NJ 07310

5th floor / NY Window / Robert Mendez

FBO: State Street Bank & Trust for ZT1E

WIRING INSTRUCTIONS:

ABA:  011000028

Bank: State Street Bank

Account Name: CMFG Life Insurance Company

DDA #: 1662-544-4

REFERENCE FUND:ZT1E

Nominee Name: TURNKEYS & CO

CMFG Life Insurance Company TAX ID#: 39-0230590

TURNKEYS & CO TAX ID#: 03-0400481

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL:DS-PrivatePlacements@cunamutual.com

All Legal communication shall be EMAILED to:

EMAIL:DS-PrivatePlacements@cunamutual.com

EMAIL:mcalegal@cunamutual.com

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
The Equitable Life Insurance Company of Canada One Westmount Road North Waterloo, Ontario N2J 4C5 Attn: PPL Notify Email: PPL_Notify@equitable.ca	B	$2,000,000

Payments

All payments on or in respect of the Secured Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Royal Bank of Canada

Waterloo Main Branch

70-74 King St S

Waterloo, Ontario N2J 1N8

Identifying each payment as “Chugach principal, premium or interest”

Swift Code: ROYCCAT2

For Credit to: The Equitable Life Insurance Company of Canada

Bank#: 0003

Transit#: 07682

Bank Account#: 400-244-0

Intermediary Bank: JP Morgan Chase

Swift Code:  CHASUS33

ABA#: 02100021

Notices

All notices with respect to payments and prepayments of the Secured Notes shall be sent to:

The Equitable Life Insurance Company of Canada

One Westmount Road North

Waterloo, Ontario N2J 4C7

Attn: PPL Notify

Email:  PPL_Notify@equitable.ca

Fax: 519-883-7402

With copies to:

The Equitable Life Insurance Company of Canada

One Westmount Road North

Waterloo, Ontario N2J 4C7, Canada

Attn: Manager Investment Operations – Kim Moore

Telephone: 519-904-8359

Email address: kmoore@equitable.ca;  invoperations@equitable.ca;  bstein@equitable.ca

Physical Delivery of the Secured Bonds:

The Equitable Life Insurance Company of Canada

One Westmount Road North

Waterloo, Ontario N2J 4C7

Attn: Darrin Webley

Telephone : 519.904.8365

Email:  dwebley@equitable.ca

Fax: 519-883-7402

Name of Nominee in which Bonds are to be issued: None

Taxpayer I.D. Number: 98-1062007

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Federated Mutual Insurance Company	A	$2,000,000

See instructions on following page.

It's Our Business to Protect Yours

FEDERATED INSURANCE®

Federated Mutual Insurance Company
Attn: Donna Ennis, Sr. Portfolio Manger
121 East Park Square
Owatonna, MN 55060

<u>EFFECTIVE: 8/5/2020</u>

(1) All payment by wire transfer of immediately available funds identifying each payment as "Name of Issue, PPN#, Principal, Premium, or Interest" to:

NORTHERNCHGO/Trust
ABA # 071000152
BNF A/C # 5186041000
BF A/C NAME: Federated Mutual Insurance Company
OBI: FFC TO A/C # 44-93485

Please specify breakdown of principal and interest

Please note: account numbers are case and format sensitive

(2) Send all notices and communications, including notices regarding payments and written confirmations of each such payment, addressed as provided above.

(3) Federal Tax ID #: 41-0417460

(4) Signature Block:

Donna Ennis
Sr. Portfolio Manager

Federated Mutual Insurance Company • Federated Service Insurance Company* • Federated Life Insurance Company • Federated Reserve Insurance Company* • Granite Re, Inc.*

LF-6.P Ed. 4/17 | federatedinsurance.com | *Not licensed in all states. © 2017 Federated Mutual Insurance Company

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Southern Farm Bureau Life Insurance Company	B	$2,000,000

Purchaser:	Southern Farm Bureau Life Insurance Company
Tax ID No.:	64-0283583
Nominee:	Ell & Co c/o Northern Trust Company PO Box 92395 Chicago, IL 60675 Tax ID#: 36-6412623
Name in which Note is to be drafted:	Ell & Co, F/B/O Southern Farm Bureau Life Insurance Company
Payment Information:

All payments should be made by wire transfer of immediately available funds to:

The Northern Trust Company

Chicago, IL 60607

ABA No.: 071 000 152

SWIFT/BIC: CNORUS44

Acct. Name: Trust Services

Acct. No.: 518 604 1000

Reference:   Attn: Income Collection, Acct# 44-72417; SFBLIC – FIXED INCOME; Chugach Electric Association, Inc., First Mortgage Bonds, Series 2020A, Tranche B due October 30, 2050, PPN 171265 C#6; [Note Number], **

**with sufficient information to identify the source and application of such funds, including the interest amount, principal amount, premium amount, etc.

Address for notices related to scheduled payments:	The Northern Trust Company Attn: Income Collections 801 S Canal St Chicago, IL 60607 ICPHYS@ntrs.com With a copy to: Inv_Acctg-pp@sfbli.com
Address for audit confirmation requests:	By electronic delivery to: ICPHYS@ntrs.com
Address for all other communications, including waivers, amendments, consents and financial information:	By electronic delivery to: Attn: Securities Management PrivatePlacements@sfbli.com
Address for physical delivery of Notes:	The Northern Trust Company Trade Securities Processing 32nd floor 333 S Wabash Ave Chicago, Illinois 60604 With an electronic copy of the transmittal to: PrivatePlacements@sfbli.com
Investment Contact Persons:	David DivineZach FarmerBrad Blakney DirectorDirectorAnalyst (601) 981-5332 x1010(601) 981-5332 x1486(601) 981-5332 x1073

Name of Purchaser	Tranche of Bonds	Principal Amount of Bonds to be Purchased
Farm Bureau Life Insurance Company Nominee: Gerlach & Co. F/B/O Farm Bureau Life Insurance Company	B	$1,000,000

See instructions on following page.

Wire Instructions for Farm Bureau Life Insurance Company

Purchaser Name:	Farm Bureau Life Insurance Company
Nominee Name:	Gerlach & Co.
Register Notes in:	Gerlach & Co. [illegible] Farm Bureau Life Insurance Company
Payment on account of Notes:	
Method:	Federal Funds Wire Transfer
Wire Instructions:	Citibank NA ABA number: [illegible] Concentration A/C [illegible] [illegible] Account: [illegible] Account Name: [illegible] [illegible]
	Reference: [illegible] Company, Description of Security, PPN, interest rate and application (as among principal, make-whole and interest) of the payment being made.
Address for all Notices, including Financials, Compliance, and Requests:	[illegible] privateplacements@fblfinancial.com
	Farm Bureau Life Insurance Company Attn: [illegible] 5400 University Ave West Des Moines, IA 50266
Instructions for Delivery of Notes to:	Citibank NA Attn: [illegible] [illegible] [illegible] New York, NY [illegible] A/C Number: [illegible]
Tax Identification Number:	[illegible] (Farm Bureau Life Insurance Company) [illegible] (Gerlach & Co.)

Schedule B

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“2020 Series A Bonds” is defined in Section 1.

“Acquisition” has the meaning set forth in the Eighth Supplemental Indenture.

“Acquisition Agreement” has the meaning set forth in Section 5.2 of this Agreement.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Bond Purchase Agreement, dated as of October 26, 2020, by and among the Company and the Purchasers.

“Anti‑Corruption Laws” means any law or regulation in a U.S. or any non‑U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti‑Money Laundering Laws” means any law or regulation in a U.S. or any non‑U.S. jurisdiction regarding money laundering, drug trafficking, terrorist‑related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means for the purposes of any provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

Schedule B

(to Bond Purchase Agreement)

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral Filings” is defined in Section 4.11.

“Company” means Chugach Electric Association, Inc., an electric cooperative existing under the laws of the State of Alaska, or any successor that becomes such in the manner prescribed in Article 12 of the Indenture.

“Confidential Information” is defined in Section 18.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Eighth Supplemental Indenture” is defined in Section 1.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fifth Supplemental Indenture” is defined in Section 1.

“Financing Agreements” means this Agreement, the Indenture (including, without limitation, the First Supplemental Indenture, the Second Supplemental Indenture,  the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture) and the 2020 Series A Bonds.

“First Supplemental Indenture” is defined in Section 1.

“Form 10‑K” is defined in Section 7.1(b).

“Form 10‑Q” is defined in Section 7.1(a).

“Fourth Supplemental Indenture” is defined in Section 1.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)the government of

(i)the United States of America or any State or other political subdivision thereof, or

(ii)any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government‑owned or government‑controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)to purchase such indebtedness or obligation or any property constituting security therefor;

(b)to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any 2020 Series A Bond, the Person in whose name such 2020 Series A Bond is registered in the register maintained by the Trustee.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b)its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)(i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

(d)all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f)any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) above.

“Indenture” is defined in Section 1.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a 2020 Series A Bond, (b) any holder of a 2020 Series A Bond holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the 2020 Series A Bonds then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any 2020 Series A Bond.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make‑Whole Amount” is defined in the Eighth Supplemental Indenture.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means:

(a)when used in Sections 4, 5 and 7, a material adverse effect on (i) the business, operations, affairs, financial condition, assets or properties of the Company, (ii) the ability of the Company to perform its obligations under this Agreement, the 2020 Series A Bonds or the Indenture or (iii) the validity or enforceability of this Agreement, the 2020 Series A Bonds or the Indenture; and

(b)when used in Section 8, a material adverse effect on (i) the ability of the Company to perform its obligations under this Agreement, the 2020 Series A Bonds or the Indenture or (ii) the validity or enforceability of this Agreement, the 2020 Series A Bonds or the Indenture.

“Member” means each holder of a membership or other equity interest in the Company.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Non‑U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Related Fund” means, with respect to any holder of any 2020 Series A Bond , any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means, at any time, the holders of more than 50% in principal amount of the 2020 Series A Bonds at the time outstanding (exclusive of 2020 Series A Bonds then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Amended and Restated Indenture of Trust” is defined in Section 1.

“Second Supplemental Indenture” is defined in Section 1.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Seventh Supplemental Indenture” is defined in Section 1.

“Sixth Supplemental Indenture” is defined in Section 1.

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for United States federal income tax purposes, other than any such lease under which such Person is the lessor.

“Third Supplemental Indenture” is defined in Section 1.

“Trustee” means U.S. Bank National Association, as trustee under the Indenture, and its successors and assigns that becomes such in the manner prescribed in Article X of the Indenture.

“UCC” means, the Uniform Commercial Code as enacted and in effect from time to time in the state whose laws are treated as applying to the Trust Estate.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means United States Public Law 107‑56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

Schedule 4.11

Collateral Filings

1.Alaska Recording District:  301 Anchorage

2.Alaska Recording District:  302 Kenai

3.Alaska Recording District:  311 Palmer

4.Alaska Recording District:  314 Seward

Schedule 4.11

(to the Bond Purchase Agreement)

Schedule 5.3

Disclosure Documents

1.	Annual Report on Form 10‑K for the fiscal year ended December 31, 2019.
2.	Quarterly Report on Form 10‑Q for the fiscal quarter ended March 31, 2020.
3.	Quarterly Report on Form 10‑Q for the fiscal quarter ended June 30, 2020.
4.	Investor Presentation dated September 9, 2020.

Schedule 5.3

(to Bond Purchase Agreement)

Schedule 5.5

Financial Statements

1.	Financial statements accompanying Form 10‑K of the Company filed with the SEC for the fiscal year ended December 31, 2019.
2.	Financial statements accompanying Form 10‑Q of the Company filed with the SEC for the fiscal quarter ended March 31, 2020.
3.	Financial statements accompanying Form 10‑Q of the Company filed with the SEC for the fiscal quarter ended June 30, 2020.

Schedule 5.5

(to Bond Purchase Agreement)

Schedule 5.7

Government Authorizations

None.

Schedule 5.7

(to Bond Purchase Agreement)

Schedule 5.15(a)

Existing Indebtedness

The following sets forth a list of all outstanding Indebtedness of the Company with a principal amount outstanding in excess of $1,000,000 as of June 30, 2020.

	Balance	Limit
2011 Series A Bonds	$178,999,997	$178,999,997
2012 Series A Bonds	$162,000,000	$162,000,000
2016 CoBank Note	$32,376,000	$32,376,000
2017 Series A Bonds	$34,000,000	$34,000,000
2019 Series A Bonds	$75,000,000	$75,000,000
Commercial Paper	$41,000,000	$300,000,000
National Rural Utilities Cooperative Finance Corporation Line of Credit Agreement	$0	$50,000,000

Schedule 5.15(a)

(to Bond Purchase Agreement)

Schedule 5.15(b)

Restrictions on Indebtedness

1.Second Amended and Restated Indenture of Trust, dated as of January 20, 2011, between Chugach Electric Association, Inc. and U.S. Bank National Association, as Trustee, as amended and supplemented by that First Supplemental Indenture dated as of January 20, 2011, Second Supplemental Indenture dated as of September 30, 2011, Third Supplemental Indenture dated as of January 5, 2012, Fourth Supplemental Indenture dated as of February 3, 2015, Fifth Supplemental Indenture dated as of June 30, 2016, Sixth Supplemental Indenture dated as of March 17, 2017 and Seventh Supplemental Indenture dated as of May 15, 2019.

2.Second Amended and Restated Master Loan Agreement, dated as of June 30, 2016, between Chugach Electric Association, Inc. and CoBank, ACB, as amended (the “CoBank Master Loan Agreement”).

3.Credit Agreement, dated as of June 13, 2016, among Chugach Electric Association, Inc., and the lenders party thereto, and National Rural Utilities Cooperative Finance Corporation, as Administrative Agent, as amended (the “2016 Credit Agreement”).

Schedule 5.15(b)

(to Bond Purchase Agreement)

Schedule 5.18(d)

Excludable Property

All right, title and interest of the Company in and to each of the following:

1.Grant Agreement dated November 14, 2011, between the Company and the Alaska Energy Authority (as amended, modified, restated or supplemented from time to time);

2.Power Purchase Agreement dated as of June 21, 2011, between the Company and Fire Island Wind, LLC, a Delaware limited liability company (“FIW”) (as amended, modified, restated or supplemented from time to time), and Consent and Agreement dated November 30, 2011, among the Company, FIW and CoBank, ACB, as administrative agent, relating thereto;

3.Interconnection & Integration Agreement (I&I Agreement) dated as of September 13, 2011, between the Company and FIW (as amended, modified, restated or supplemented from time to time), and Consent and Agreement dated November 30, 2011, among the Company, FIW and CoBank, ACB, as administrative agent, relating thereto;

4.Build Transfer Agreement (“BTA”) dated as of November 16, 2011 among the Company, FIW and Cook Inlet Transmission LLC, a Delaware limited liability company (“CIT”), relating to the design and construction of a new transmission line (the “New Transmission Line”), and Consent and Agreement dated November 30, 2011, among the Company, CIT and CoBank, ACB, as administrative agent, relating thereto;

5.Agency Agreement, dated as of November 15, 2011, between the Company and CIT (as amended, modified, restated or supplemented from time to time), and Consent and Agreement dated November 30, 2011, among the Company, CIT and CoBank, ACB, as administrative agent, relating thereto;

6.State of Alaska Department of Transportation and Public Facilities Ted Stevens Anchorage International Airport Land Use Permit ADA‑31773, dated November 18, 2011;

7.Cable Crossing Agreement between the Company, ACS Cable Systems, Inc., a Delaware corporation, and CIT, dated October 27, 2011;

8.Fire Island Transmission System (AIA‑FI Transmission System) including that certain 34.5 kV transmission system for interconnecting the Fire Island Wind Project with the Company’s Transmission System, which shall include the Mainland Transmission Line Section, the Fire Island Transmission Line Section, and the Submarine Transmission Line Section, running from the load side of the switchgear included in the

Exhibit 5.18(d)

(to Bond Purchase Agreement)

Company’s Interconnection Facilities at the Point of Change of Ownership to the International Substation;

9.The BTA facilities including (i) the Company’s Interconnection Facilities; (ii) the System Upgrades, which include the AIA‑FI Transmission System and the Company’s International Substation Upgrades; (iii) the Company’s Metering Equipment; (iv) System Protection Facilities on the high‑side of the Point of Change of Ownership; and (v) the Communications Equipment, unless title to such Communications Equipment is expressly to remain with FIW or CIT pursuant to the I&I Agreement.  The BTA facilities are generally depicted in Appendix A‑3 to the BTA;

10.An undivided 30% interest (constituting the Company’s entire interest) in the following:  All rights and property interests included in the term “Property” as defined in that Purchase and Sale Agreement, effective January 1, 2016, between ConocoPhillips Alaska, Inc., as Assignor, and the Municipality of Anchorage d/b/a Municipal Light & Power and the Company, jointly and severally as Assignee, including but not limited to the oil, gas and mineral interests, royalty and net revenue interests identified therein, any rights to production relating thereto, all rights and interests in any unit areas in which such interests and production rights are included, oil and gas condensate wells relating thereto and related equipment; and

11.All energy or other output of any of the foregoing property, and all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Company, wherever located, including goods (including equipment, materials and supplies), accounts and general intangibles, relating solely to the foregoing property or the energy or other output of such property.

5.18(d)-2

Exhibit A

Eighth Supplemental Indenture

See the Eighth Supplemental Indenture of Trust to the Second Amended and Restated Indenture of Trust, dated October 26, 2020, filed as Exhibit 4.37 to this Form 10-Q for the period ended September 30, 2020.

Exhibit A

(to Bond Purchase Agreement)

Exhibit 4.4(a)(i)

Form of Opinion of the General Counsel

of the Company

1.The Company is an electric cooperative validly existing under Alaska law.

2.The Company has corporate power and authority to enter into, and to perform its obligations under, each of this Agreement, the Eighth Supplemental Indenture and the 2020 Series A Bonds (collectively, the “Opinion Documents”), and to own its properties and to carry on its business as, to our knowledge, it is now conducted.

3.The Company has authorized, by all necessary corporate action on the part of the Company, the execution and delivery of each of the Opinion Documents.

4.The Company has duly executed and delivered each of the Opinion Documents.

5.Each of the Indenture and the 2020 Series A Bonds constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

6.The execution and delivery by the Company of, and the performance by the Company of the transactions effected by, each of the Opinion Documents do not (a) violate the Company’s Articles of Incorporation or Bylaws; or (b) to his knowledge, breach, or result in a default under, any existing obligation of the Company under any of the Second Amended and Restated Indenture of Trust, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the CoBank Second Amended and Restated Master Loan Agreement, as amended (each, a “Specified Agreement”).

7.The execution and delivery by the Company of, and the performance of the transactions effected by, each of the Opinion Documents (including the issue and sale of the 2020 Series A Bonds) are not prohibited by, nor do they violate any applicable statutes or regulations of any Alaska governmental authority having jurisdiction over the Company or any of its properties, or any order of any governmental authority having jurisdiction over the Company of which he has knowledge.

8.No consent, approval, authorization, order, license, filing, registration or qualification of or with any Alaskan governmental authority having jurisdiction over the Company or any of its properties is required for execution and delivery of the Opinion Documents and consummation by the Company of the transactions effected by the Opinion Documents, including the issuance and sale of the 2020 Series A Bonds pursuant to the Indenture.

1.

Exhibit 4.4(a)(i)

(to Bond Purchase Agreement)

Exhibit 4.4(a)(ii)

Form of Opinion of Alaska Counsel

to the Company

1.The Indenture creates in the Trustee’s favor, as security for all obligations of the Company stated in the Indenture to be so secured, a valid lien on the real property described in Exhibit A of the opinion, and a security interest in fixtures included therein, to the extent that the Company has rights in the real property described in Exhibit A of the opinion.

2.The Indenture creates in the lender’s favor, as security for all obligations of the Company under the Opinion Documents that are stated in the Indenture to be so secured, a security interest in the collateral described therein (except that described only by reference to “all the Company’s assets” or “all the Company’s personal property” or words of similar import) to the extent that (i) the Company has rights in or the power to transfer such collateral and (ii) creation of a security interest in such collateral is governed by Article 9 of the Uniform Commercial Code in effect in the State of Alaska as of the date hereof (the “Article 9 Collateral”).

3.The Trustee has acquired, for the benefit of the Purchasers, a perfected security interest in that portion of the Article 9 Collateral in which a security interest can be perfected by filing a financing statement under the Uniform Commercial Code in effect in the State of Alaska as of the date hereof.

Exhibit 4.4(a)(ii)

(to Bond Purchase Agreement)

Exhibit 4.4(a)(iii)

Form of Opinion of Special Counsel

to the Company

1.The Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

2.The issue and sale of the 2020 Series A Bonds and the performance by the Company of the Agreement and the Indenture and consummation of the transactions contemplated therein will not result in any violation of the provisions of any statute or any order, rule or regulation of any New York or federal governmental authority having jurisdiction over the Company or any of its properties.

3.No consent, approval, authorization, order, license, filing, registration or qualification of or with any New York or federal governmental authority having jurisdiction over the Company or any of its properties is required for the issue and sale of the 2020 Series A Bonds or the consummation by the Company of the transactions contemplated by the Agreement or the Indenture.

4.Neither the registration of the 2020 Series A Bonds under the Securities Act nor the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the offer and sale of the 2020 Series A Bonds in the manner contemplated by the Agreement.

5.None of the transactions contemplated by the Agreement will result in a violation of Regulation T, U or X of the Federal Reserve Board.

6.The Company is not an “investment company,” or a company “controlled” by an “investment company,” under the Investment Company Act of 1940, as amended.

7.The execution and delivery by the Company of the Agreement does not result in a breach or constitute a default under the 2016 Credit Agreement, as amended.

Exhibit 4.4(a)(iii)

(to Bond Purchase Agreement)

Exhibit 4.4(b)

Form of Opinion of Special Counsel

to Purchasers

[To be provided on a case by case basis]

Exhibit 4.4(b)

(to Bond Purchase Agreement)

Form of

U.S. Tax Compliance Certificate

Reference is hereby made to the Bond Purchase Agreement dated as of October 26, 2020 (as amended, supplemented or otherwise modified from time to time, the “Bond Purchase Agreement”), among Chugach Electric Association, Inc.,  an Alaska electric cooperative and the Purchasers that are signatories thereto.

Unless otherwise defined herein, capitalized terms defined in the Bond Purchase Agreement and used herein have the meanings given to them in the Bond Purchase Agreement.

Pursuant to the provisions of Section 14.2(b) of the Bond Purchase Agreement, the undersigned hereby certifies that:

(i)it is the sole record and beneficial owner of the 2020 Series A Bonds in respect of which it is providing this certificate;

(ii)it is not a bank within the meaning of Section 881(c)(3)(A) of the Code;

(iii)it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code; and

(iv)it is not a controlled foreign corporation related to the Issuer as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Company with a certificate of its non‑U.S. Person status on IRS W‑8BEN‑E or IRS W-8-ECI.

[Purchaser]

By:_______________________________________________________________________________________________________________

_________________________________________________________________________________________________________Name:

___________________________________________________________________________________________________________Title:

Date: ________ __, [•]

Exhibit 14.2

(to Bond Purchase Agreement)